UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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ASKMENOW, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ASKMENOW, INC.
26 Executive Park
Suite 250
Irvine, California 92614

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 1, 2007

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AskMeNow, Inc. (formerly Ocean West Holding Corporation), a Delaware corporation (the “Company”), will be held at the principal executive office of the Company located at 26 Executive Park, Suite 250, Irvine, California 92614 on Wednesday, August 1, 2007 at 10:00 a.m., local time, for the purpose of considering and voting upon the matters described below. Specifically, the holders of the common stock, $.01 par value, of the Company will consider and vote on:

1.	the election of three directors to serve on the Company’s Board of Directors until the next annual meeting of stockholders or until their successors are elected and qualified;

2.
the approval and adoption of a Second Amended and Restated Certificate of Incorporation that (a) increases the number of authorized shares of common stock, $.01 par value, of the Company from 100,000,000 shares to 300,000,000 shares, (b) eliminates the Class B and Class D common stock of the Company and all related provisions, (c) eliminates the Series E, Series F, Series G, Series I and Series L preferred stock of the Company and all related provisions, and (d) eliminates the voting provisions relating to the Company’s existing Series A and Series B preferred stock;

3.	the approval of the Company’s 2006 Employee Stock Incentive Plan (as amended); and

4.	the transaction of such other business as may properly come before the meeting or any adjournment thereof.

In addition, the holders of the Series A preferred stock, $.01 par value, of the Company will consider and vote as a separate series on:

1A.	the election of three directors to serve on the Company’s Board of Directors until the next annual meeting of stockholders or until their successors are elected and qualified; and

2A.
the elimination of the voting rights of the Series A preferred stock set forth in the Company’s Certificate of Incorporation (as amended and restated to date) pursuant to the Second Amended and Restated Certificate of Incorporation.

In addition, the holders of the Series B preferred stock, $.01 par value, of the Company will consider and vote as a separate series on:

1B.	the election of three directors to serve on the Company’s Board of Directors until the next annual meeting of stockholders or until their successors are elected and qualified; and

2B.
the elimination of the voting rights of the Series B preferred stock set forth in the Company’s Certificate of Incorporation (as amended and restated to date) pursuant to the Second Amended and Restated Certificate of Incorporation.

The Board of Directors knows of no other business to be transacted at the meeting.

The Board of Directors has fixed the close of business on Friday, June 8, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournments thereof.

A copy of the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006, which contains financial statements and other information of interest to stockholders, accompanies this Notice and the attached Proxy Statement.

By Order of the Board of Directors

July 6, 2007	Darryl Cohen
Chief Executive Officer and Chairman of the Board

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

ASKMENOW, INC.
26 Executive Park
Suite 250
Irvine, California 92614

PROXY STATEMENT

Annual Meeting of Stockholders
To be held on August 1, 2007

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of AskMeNow, Inc. (formerly Ocean West Holding Corporation) (“AskMeNow” or the “Company”) for use at the Annual Meeting of Stockholders to be held on Wednesday, August 1, 2007 at 10:00 a.m., local time, at the principal executive office of the Company located at 26 Executive Park, Suite 250, Irvine, California 92614 and at any adjournments thereof (the “Meeting”).

The Notice of Meeting, this Proxy Statement, the form of proxy and the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 are first being mailed to stockholders on or about July 10, 2007.

Record Date and Outstanding Shares

The Board of Directors has fixed the close of business on Friday, June 8, 2007 (the “Record Date”) as the record date to determine stockholders entitled to receive notice of and to vote at the Meeting. Only holders of the Company’s common stock, $.01 par value (the “Common Stock”) and, with respect to the election of directors and the elimination of voting rights as proposed in the Second Amended and Restated Certificate of Incorporation, holders of the Company’s Series A Preferred Stock, $.01 par value (the “Series A Stock”), and Series B Preferred Stock, $.01 par value (the “Series B Stock”), shall be entitled to vote at the Meeting. The Company had 33,304,887 shares of Common Stock, 97,500 shares of Series A Stock and 573,000 shares of Series B Stock issued and outstanding as of the close of business on the Record Date.

Each holder of Common Stock is entitled to one vote per share of Common Stock on each of the matters to be voted upon at the Meeting. Each holder of Series A Stock and Series B Stock is also entitled to one vote per share of such preferred stock. As noted above, holders of the Series A Stock and Series B Stock are entitled to vote only on the election of directors and the amendment and restatement of the Company’s Certificate of Incorporation solely as it relates to the elimination of the voting rights of each such series as further discussed in this Proxy Statement. In the event that the holders of the Series A Stock and Series B Stock approve the elimination of the voting rights of those series, they will thereafter no longer be entitled to vote on the election of directors or any other matter except as permitted by the General Corporation Law of the State of Delaware.

Proxies

If the accompanying proxy is properly completed, signed and returned prior to the Meeting, such shares will be voted in accordance with the instructions on the proxy or, in the absence of instructions as to any proposal, they will be voted in favor of Proposals 1, 1A, 1B, 2, 2A, 2B and 3 as set forth in the accompanying Notice of Meeting and described herein.

A stockholder may revoke a proxy at any time prior to exercise at the Meeting by (1) giving written notice of such revocation to the Company, (2) executing and delivering to the Company a later-dated proxy, or (3) attending the Meeting and voting in person. Attendance at the Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the proxy and vote in person.

In the event any nominee for election as a director is unable or unavailable to serve as a director when the election occurs, the persons named as proxies in the accompanying form of proxy may vote for a substitute nominee. The Company expects all nominees to be available and knows of no matters to be brought before the Meeting other than those described in this Proxy Statement. If, however, any other matters properly come before the Meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person voting such proxies.

Quorum and Approval

According to the Company’s Bylaws, a majority of the outstanding shares of the Company entitled to vote, represented in person or by proxy, shall constitute a quorum at the Meeting. If a quorum is not present, the Meeting may be adjourned to another time or place without notice so long as such time and place are announced at the Meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the Meeting as originally scheduled. Nevertheless, if the adjournment is for more than 30 days or, if after adjournment a new record date is fixed, notice of the adjourned meeting must be given to every stockholder entitled to vote at the Meeting. With respect to those matters on which the holders of the Series A Stock and Series B Stock are entitled to vote (Proposals 1A and 1B, and 2A and 2B, respectively), there must also exist a quorum of each such series of preferred stock to take action. In that event, a quorum shall consist of a majority of the outstanding shares of each such series, represented in person or by proxy.

Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Broker non-votes will also count in determining whether a quorum is present. If a broker indicates on the proxy that it does not have discretionary authority and has not received voting instructions with respect to a particular proposal, those shares will not be considered as present and entitled to vote with respect to that proposal.

The affirmative vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy and entitled to vote will be required to elect the nominees to the Company’s Board of Directors (Proposal 1). In addition, a majority of the issued and outstanding shares of Series A Stock, and a majority of the issued and outstanding shares of Series B Stock, will be required to elect the nominees to the Company’s Board of Directors (Proposals 1A and 1B, respectively). Each of the Series A Preferred Stock and Series B Preferred Stock will vote separately as a class on the election of directors. Abstentions, broker non-votes and votes withheld for a nominee by holders of the Common Stock will not have any effect on the election of a director. Abstentions, broker non-votes and votes withheld for a nominee by holders of the Series A Stock or Series B Stock will have the same effect as a negative vote or a vote against Proposal 1A and/or 1B, as applicable, and therefore against the election of directors. In the event that a plurality of the votes of the shares of Common Stock present in person or represented by proxy and entitled to vote, a majority of the issued and outstanding shares of Series A Stock, and a majority of the issued and outstanding shares of Series B Stock all do not vote in favor of the election of the nominees, then such nominees will not be elected, but will nevertheless remain as directors until their successors are duly elected and qualified or until their earlier removal or resignation.

The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote is required to approve the adoption of the Second Amended and Restated Certificate of Incorporation of the Company (Proposal 2). In addition, the Series A Stock and Series B Stock will be entitled to each vote as classes, separate from both the Common Stock and the other series of preferred stock, on the proposed Second Amended and Restated Certificate of Incorporation, solely as such amendment and restatement relates to the proposed elimination of the voting rights of each such series (Proposals 2A and 2B). In order for such proposals to pass with respect to a series of the preferred stock, the holders of a majority of the issued and outstanding shares of such series, voting as a separate class, must vote in favor of the proposal. Thus, for example, in order for Proposal 2A to pass, the holders of a majority of the issued and outstanding shares of the Series A Stock, voting as a separate class, must vote in favor of the proposal. If the holders of one or both series of preferred stock do not vote in favor of the elimination of their voting rights, but the holders of the Common Stock do vote in favor of the adoption of the Second Amended and Restated Certificate of Incorporation, then such Second Amended and Restated Certificate of Incorporation shall be adopted but without the elimination of the voting rights of one or both series of preferred stock that voted against such proposal. Votes withheld or abstaining from voting, as well as broker non-votes, for all classes and series of stock will have the same effect as a negative vote or a vote against Proposal 2, 2A and/or 2B, as applicable.

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote is required to approve the proposal to adopt the Company’s 2006 Employee Stock Incentive Plan, as amended (Proposal 3). Abstentions and broker non-votes will not be counted as shares voting on such matter and accordingly will have no effect on the approval of this proposal.

PROPOSALS 1, 1A and 1B - ELECTION OF DIRECTORS

Pursuant to the Company’s Bylaws, the number of directors of the Company was initially set at three, which number may be increased or decreased by resolution of the Board. The Board of Directors is currently authorized to consist of three members. Each director holds office for the term for which he or she is elected or until his or her successor is elected and qualified, whichever is longer. Directors need not be stockholders or residents of the State of Delaware.

Three directors are to be elected at the Meeting, all of whom were recommended by the Nominating and Corporate Governance Committee. All of the nominees are currently directors of the Company and have consented to being named in this Proxy Statement and to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected. If a nominee becomes unable or unavailable to serve as a director at the time of the election, the persons named as proxies in the accompanying proxy may vote the proxy for a substitute nominee.

The affirmative vote of (a) a plurality of the votes of the shares of Common Stock present in person or represented by proxy and entitled to vote (Proposal 1), and (b) a majority of the issued and outstanding shares of Series A Stock (Proposal 1A), and (c) a majority of the issued and outstanding shares of Series B Stock (Proposal 1B), will be required to elect the nominees to the Company’s Board of Directors. In the event that holders of the Common Stock, Series A Stock and Series B Stock do not vote in favor of all of Proposals 1, 1A and 1B, then the nominees will not be elected, but will nevertheless remain as directors until their successors are duly elected and qualified or until their earlier removal or resignation.

Unless otherwise specified, the persons designated in the proxy will vote the shares covered thereby at the Meeting FOR the nominees set forth below.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR
THE ELECTION OF THE NOMINEES.

The Board of Directors and the Nominees; Executive Officers

Name	Age	Offices and Positions, if any, Held with the Company	Director Since

Darryl Cohen	54	Chief Executive Officer and Chairman of the Board of Directors	2005

Alan Smith	53	Director	2005

Sandro Sordi	46	Director	2005

Nominees

Darryl Cohen has been Chief Executive Officer and Chairman of the Board of Directors of the Company since June 2005 and of InfoByPhone, Inc., the Company’s wholly-owned subsidiary, since September 2004. From September 2002 through April 2004, Mr. Cohen served as Chairman and Chief Executive Officer of Ramp Corporation (AMEX: RCO), a company that provided Internet-based communication, data integration, and transaction processing technologies designed to provide access to safer and better healthcare. On June 2, 2005, Ramp Corporation filed a voluntary petition under Chapter 11 of the Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York (Bankruptcy Petition #: 05-14006-alg). Ramp Corporation has subsequently been liquidated.

Prior to becoming Ramp’s Chairman and Chief Executive Officer, Mr. Cohen invested in public and private companies, frequently working with management in the areas of marketing strategy and financing. Mr. Cohen also served as President of DCNL Incorporated, a privately-held beauty supply manufacturer and distributor he founded in 1988 and sold to Helen of Troy in 1998. During his tenure as President of DCNL, Mr. Cohen was also co-owner and president of Basics Beauty Supply Stores, a chain of retail stores in California, from 1985 to 1999. He has also owned businesses in the food-services and gift industries, and holds a B.A. in Political Science from the University of California at Berkeley.

Alan Smith has been a director of the Company since June 2005 and of InfoByPhone since April 2005. For the past two years, Mr. Smith has been involved in personal investments and new investment opportunities. Prior to this period, he was the owner and President of Aaron Kamhi Inc., an apparel manufacturing company specializing in private label products for chain and department stores, at which he worked for 25 years. Mr. Smith has been actively involved in community programs working with youth for the past 20 years.

Sandro Sordi became a director of the Company in July 2005. He currently serves as the General Counsel for the RS Group of Companies, Inc., a holding company for a group of insurance and finance related businesses and affinity program managers. Mr. Sordi joined the RS Group in 2003 where, as its General Counsel and a Director, he has taken a leading role in developing the company’s growth strategy and engaging in negotiations of all types. From 1990 to 2003, Mr. Sordi was engaged in the private practice of law as a sole practitioner in addition to being involved in certain investment projects. Mr. Sordi has been a member of the Florida Bar since 1990, having earned his Juris Doctor from the University of Miami, Florida and his B.A. (Honors) from York University in Toronto, Canada.

Relationships and Interests in Proposals; Involvement in Certain Legal Proceedings

There are no family relationships among any of the directors or executive officers (or any nominee therefor) of AskMeNow, and no arrangements or understandings exist between any director or nominee and any other person pursuant to which such director or nominee was or is to be selected, other than the voting rights of the holders of the Series A Stock and Series B Stock with respect to the election of directors. No director or executive officer (or any nominee therefor or any associate thereof) has any substantial interest, direct or indirect, by security holdings or otherwise, in any proposal or matter to be acted upon at the Meeting (other than the election of directors). Other than as disclosed above for Mr. Cohen, there are no events or legal proceedings material to an evaluation of the ability or integrity of any director or executive officers, or any nominee therefor, of the Company. Moreover, no director or executive officer of the Company, nor any nominee, is a party adverse to the Company or has a material interest adverse to the Company in any legal proceeding.

Board of Directors and Committee Information

Our Board of Directors is currently composed of three directors, each of whom the Board has determined is “independent” as that term is defined in Rule 4200(a)(15) of the listing standards for the Nasdaq Stock Market and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with the exception of Mr. Cohen, who is currently employed by the Company. The Company does not utilize any other definition or criteria for determining the independence of a director or nominee, and no other transactions, relationships, or other arrangements exist to the Board’s knowledge or were considered by the Board, other than as may be discussed herein, in determining any such director’s or nominee’s independence.

The Board of Directors held 12 meetings during the fiscal year ended December 31, 2006 and acted by written consent in lieu of a meeting eight times. Each of the directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during the period for which he served as director and the total number of meetings of all committees on which he served during the period for which he served, except for Sandro Sordi, who was unable to attend four of the 12 Board meetings.

The Board currently has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. During 2006, the entire Board acted as each of these committees and all matters with respect to audit, compensation and nominating and corporate governance matters were decided during the course of full Board of Directors meetings. None of the committees as currently constituted had meetings during 2006.

Audit Committee

The Audit Committee of the Board currently consists of Alan Smith (Chairman) and Sandro Sordi, each of whom is independent as such term is defined in Rule 4200(a)(15) of the Nasdaq listing standards, as amended. The Board of Directors has determined that no member of the Audit Committee is an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-B promulgated under the Securities Act of 1933, as amended (the “Securities Act”).  The Company recognizes the benefit of having an individual who qualifies as such an expert serve on the Audit Committee but, given the financial condition of the Company, its size and limited operating history, has determined that the benefits are outweighed by the costs of retaining such a person. The Board is hopeful, however, that it will be able to identify and attract a financial expert for the Audit Committee in the near future.

The Audit Committee acts pursuant to a written charter, which charter authorizes the committee’s oversight of the financial operations and management of the Company, including a required review process for all quarterly, annual, and special filings with the SEC, and meetings with the Company’s independent registered public accounting firm and management. A copy of the Audit Committee’s charter as recently adopted is included as Appendix A to this Proxy Statement.

Compensation Committee

The Compensation Committee of the Board currently consists of Alan Smith (Chairman) and Sandro Sordi, each of whom is independent as such term is defined in Rule 4200(a)(15) of the Nasdaq listing standards, as amended. The Compensation Committee’s role is to assist the Board with its responsibilities relating to compensation of the Company’s officers and directors and the development and administration of the Company’s compensation plans. The Compensation Committee has overall responsibility for evaluating and providing recommendations with respect to the compensation plans, policies and benefit programs for the Company, as well as the individual salary and benefits of the chief executive officer and other officers and senior executives of the Company. A copy of the Compensation Committee’s charter, which was recently adopted, is included as Appendix B to this Proxy Statement.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”) currently consists of Sandro Sordi (Chairman) and Alan Smith, each of whom is independent as such term is defined in Rule 4200(a)(15) of the Nasdaq listing standards, as amended. The Nominating Committee, which acts pursuant to a written charter that is included as Appendix C to this Proxy Statement, evaluates the appropriate size of the Board, recommends any changes in the structure and composition of members of the Board, considers criteria for Board membership, identifies and evaluates prospective candidates, makes recommendations to the Board as to the nominees for directors, and proposes the slate of directors to be elected at each Annual Meeting of the Stockholders. The Nominating Committee also assists the Board by developing and recommending corporate governance policies and practices applicable to the Company, monitoring compliance with the Company’s Code of Ethics, and handling such other matters as the Board or Nominating Committee deems appropriate.

The Nominating Committee will consider all director candidates properly recommended by stockholders; acceptance of a recommendation for consideration does not imply the Board will nominate the proposed candidate. Any stockholder who desires to recommend a director candidate may do so in writing, giving each recommended candidate’s name, biographical data, and qualifications, by mail addressed to the Chairman of the Nominating Committee, in care of AskMeNow, Inc., Attention: Sandro Sordi. A written statement from the candidate consenting to being named as a candidate and, if nominated and elected, to serve as director, must accompany any stockholder recommendation. Members of the Nominating Committee will assess potential candidates on a regular basis. A description of the desired qualifications of candidates and other nominations matters follows, which have been expanded to include the matters discussed in the “Nominations” and “Qualification and Candidates” sections below since the Company last described its nomination procedures in its Annual Report on Form 10-KSB for the year ended December 31, 2006 as filed with the SEC.

Nominations

The Company may require any proposed nominee to furnish such information as may reasonably be required to determine the eligibility of the nominee to serve as a director, as well as a consent to be interviewed by the Board if the Board chooses to do so in its discretion and a consent to serve as a director if nominated and elected. Submissions received through this process will be forwarded to the Board for review. Only those nominees whose submissions comply with these procedures and who satisfy the qualifications determined by the Board for directors of the Company will be considered.

  Qualifications and Candidates

When considering candidates, the Board strives to achieve a balance of knowledge, experience and accomplishment. While there are no set minimum requirements, a candidate should:

•	possess superior business-related knowledge, skills and experience, as well as intelligence and good judgment;
•	have a reputation and record for honesty and integrity in both personal and professional dealings;
•	have excelled in both academic and professional settings;
•	be independent in thought and action and demonstrate a willingness to express independent opinions;
•	have the ability to devote sufficient time to the business and affairs of the Company; and
•	demonstrate the capacity and desire to work with others and represent, fairly and equally, the best interests of the Company’s stockholders as a whole.

In addition to the above criteria (which may be modified from time to time), the Nominating Committee and Board may consider such other factors as it deems in the best interests of the Company and its stockholders and that may enhance the effectiveness and responsiveness of the Board and its committees. Finally, a candidate’s independence, financial sophistication and special competencies are also considered.

Potential candidates are identified through referrals and recommendations, including by incumbent directors, management and stockholders, as well as through business and other organizational networks. The Company may retain and compensate third parties, including executive search firms, to identify or evaluate, or assist in identifying or evaluating, potential director nominees.

Current members of the Board with the requisite skills and experience are considered for re-nomination, balancing the value of the member’s continuity of service and familiarity with the Company with that of obtaining a new perspective, and considering each individual’s contributions, performance and level of participation, the current composition of the Board, and the Company’s needs. If any existing member does not want to continue in service or if it is decided not to re-nominate a director, new candidates are identified in accordance with those skills, experience and characteristics deemed necessary for new nominees, and are evaluated based on the qualifications set forth above. In every case, each candidate is discussed and may be required to participate in personal interviews before final approval.

The Board does not currently, and does not intend in the future, to differentiate between or alter the manner in which it evaluates candidates based on the constituency (including stockholders) that proposed the candidate.

Stockholder Communications

The Board welcomes communications from stockholders, which may be sent to the entire Board or individual directors at the principal business address of the Company, AskMeNow, Inc., 26 Executive Park, Suite 250, Irvine, CA 92614, Attn: Sandro Sordi. Security holder communications are initially screened by the Company’s Nominating Committee to determine whether they will be relayed to Board members. Once the decision has been made to relay such communications to Board members, the Committee will release the communication to the Board on the next business day. Communications that are clearly of a marketing nature, or which are unduly hostile, threatening, illegal or similarly inappropriate will be discarded and, if warranted, subject to appropriate legal action.

Recognizing that director attendance at the Company’s annual meetings of stockholders can provide stockholders with an opportunity to communicate with members of the Board of Directors, it is the policy of the Board of Directors to strongly encourage, but not require, the members of the Board to attend such meetings. The Company did not hold an annual meeting of stockholders during the 2006 fiscal year.

Transactions with Related Persons, Promoters and Certain Control Persons

The following section sets forth information regarding transactions or proposed transactions since January 1, 2006 between the Company and certain related persons. Except as set forth below, there were no transactions or proposed transactions, nor did any such related person have any direct or indirect material interest in any such transaction or proposed transaction.

On March 1, 2006, Darryl Cohen, our CEO and Chairman, loaned $105,000 to the Company in the form of a bridge loan. Such loan was completed on March 8, 2006 and is evidenced by a 16% secured promissory note due on the earliest to occur of a financing of $1 million in debt, equity or other infusion of capital or June 30, 2006. During the 2006 fiscal year, the Company repaid principal and interest of $102,376 and $7,624, respectively. The principal balance outstanding at December 31, 2006 was $2,624, which was paid along with all accrued and unpaid interest in full in May 2007.

In January 2006, Sandro Sordi, a director of the Company, loaned $100,000 to the Company. The loan is evidenced by a 10% subordinated promissory note originally due 60 days from the date of issuance. In connection with the loan, the Company issued to Mr. Sordi warrants to purchase 10,000 shares of Common Stock at $2.00 per share through January 31, 2011. As of December 31, 2006, the entire amount of the note remained outstanding and the note was in default.  On June 11, 2007, the Company issued Mr. Sordi warrants to purchase 452,164 shares of Common Stock exercisable for five years at $.50 per share in consideration of his agreement to extend the maturity date of his bridge loan (including payment of accrued and unpaid interest) until the Company closes its next round of permanent equity funding.

Since January 1, 2006, the Company has granted to Grant Cohen, who serves as Director of Interactive Media and who is the son of Darryl Cohen, the Company’s CEO and Chairman, options to purchase an aggregate 1,350,000 shares of Common Stock as follows: (a) 300,000 were granted pursuant to the terms of Mr. Cohen’s employment agreement with the Company on October 16, 2006, at $.50 per share, vesting 150,000 immediately and 50,000 at the end of each subsequent 90-day period of employment (excluding the 90-day period that coincided with Mr. Cohen’s one-year renewable employment term), (b) 350,000 were granted on January 16, 2007, at $.61 per share, vesting 175,000 on the date that is 90 days after the date of grant and 175,000 on the date that is 180 days after the date of grant, and (c) 700,000 were granted in connection with an amendment to Mr. Cohen’s employment agreement, 500,000 of which were granted at $.80 per share and vested when the Company entered into an agreement with the Wikipedia Foundation on May 25, 2007, and 200,000 of which were granted on May 17, 2007, at $.75 per share, of which 50,000 vest in the sole discretion of the CEO each time (up to four times) (a) a material contract is executed between the Company and a licensed third-party content provider, or (b) an “Enterprise Contract” (as defined in the employment agreement, as amended) is executed. These are in addition to options granted to Mr. Cohen on June 7, 2005 to purchase 175,000 shares of Common Stock at $.69 per share. Of the shares subject to the option, 25,000 vested immediately upon grant and 50,000 vested at the end of each subsequent 90-day period of employment.

Since January 1, 2006, the Company has granted to Daniel Smith, who serves as Director of Revenue and Content and who is the son of Alan Smith, a director of the Company, options to purchase an aggregate 1,350,000 shares of Common Stock as follows: (a) 300,000 were granted pursuant to the terms of Mr. Smith’s employment agreement with the Company on October 16, 2006, at $.50 per share, vesting 150,000 immediately and 50,000 at the end of each subsequent 90-day period of employment (excluding the 90-day period that coincided with Mr. Smith’s one-year renewable employment term), (b) 350,000 were granted on January 16, 2007, at $.61 per share, vesting 175,000 on the date that is 90 days after the date of grant and 175,000 on the date that is 180 days after the date of grant, and (c) 700,000 were granted in connection with an amendment to Mr. Smith’s employment agreement, 500,000 of which were granted at $.80 per share and vested when the Company entered into an agreement with the Wikipedia Foundation on May 25, 2007, and 200,000 of which were granted on May 17, 2007, at $.75 per share, of which 50,000 vest in the sole discretion of the CEO each time (up to four times) (a) a material contract is executed between the Company and a licensed third-party content provider, or (b) an “Enterprise Contract” (as defined in the employment agreement, as amended) is executed. These are in addition to options granted to Mr. Smith on June 7, 2005 to purchase 200,000 shares of Common Stock at $.69 per share. Of the shares subject to the option, 50,000 vested immediately upon grant and 50,000 vested at the end of each subsequent 90-day period of employment.

Since January 1, 2006, the Company also has granted to Mark Cohen, who serves as Vice President of Operations and who is the brother of Darryl Cohen, the Company’s CEO and Chairman, options to purchase an aggregate 550,000 shares of Common Stock as follows: (a) 300,000 were granted pursuant to the terms of Mr. Cohen’s employment agreement with the Company on October 16, 2006, at $.50 per share, vesting 150,000 immediately and 50,000 at the end of each subsequent 90-day period of employment (excluding the 90-day period that coincided with Mr. Cohen’s one-year renewable employment term), and (b) 250,000 were granted on January 16, 2007, at $.61 per share, vesting 125,000 on the date that is 90 days after the date of grant and 125,000 on the date that is 180 days after the date of grant. These are in addition to options granted to Mr. Cohen on June 7, 2005 to purchase 200,000 shares of Common Stock at $.69 per share. Of the shares subject to the option, 50,000 vested immediately upon grant and 50,000 vested at the end of each subsequent 90-day period of employment.

Beginning April 2006 and ending February 2007, the Company engaged Arjent Ltd. (formerly Vertical Capital Partners, Inc.) as financial advisor to assist with its offering of the Series A Stock and Series B Stock. In consideration for its services, the Company paid Arjent sales commissions totaling $707,000 and reimbursed $162,000 for expenses, and issued to Arjent an aggregate 1,200,000 shares of Common Stock and warrants to purchase another 1,000,000 shares. Arjent also assisted the Company with its reverse merger transaction with InfoByPhone, Inc. in June 2005, for which it was issued 500,000 shares of Common Stock, and a $3.2 million private placement of the Company’s Common Stock immediately following the reverse merger, for which the Company paid Arjent sales commissions totaling $320,000, expenses totaling $102,000 and issued the advisor 1,066,710 shares of Common Stock. Arjent also participated in a bridge financing for the Company in the first quarter of 2006 and loaned the Company $100,000 in such financing on the same terms noted above for Mr. Cohen. Arjent is a greater-than-five-percent stockholder of the Company.

For information on the compensation received by our directors and executive officers of the Company during the 2006 fiscal year, and the beneficial ownership of equity securities of the Company of such individuals, see the “Compensation” and “Security Ownership of Certain Beneficial Owners and Management” sections below.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC. Executive officers, directors, and greater-than-ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the Company’s review of the copies of such forms furnished to it and written representations from the Company’s reporting persons, the Company believes that all of the Company’s reporting persons have filed their respective Section 16(a) forms for the year ended December 31, 2006, except for one Form 4 filed late by Sandro Sordi reporting warrants received by Mr. Sordi in connection with his bridge loan to the Company.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors shall be comprised of at least one member, each of whom shall be a non-employee director and satisfy all applicable independence requirements. The Audit Committee’s duties and responsibilities, summarized below, are more fully set forth in the committee’s charter, a copy of which is included as Appendix A to this Proxy Statement.

The primary purpose of the Audit Committee is to represent and assist the Board of Directors in fulfilling its oversight responsibilities, including with respect to the Company’s accounting and financial reporting processes and the preparation, presentation and integrity of the financial reports and other information provided by the Company to regulators, the public and others. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the directors, the Company’s independent registered public accounting firm and the financial management of the Company.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the Company’s audited financial statements. The Audit Committee also reviewed and discussed with the Company’s independent registered public accounting firm, Webb & Company, P.A., its judgments as to the quality and acceptability of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board (United States) with and without management present. In particular, the Audit Committee has discussed with the independent registered public accounting firm those matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees” (as currently in effect), which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. The Audit Committee has also received and reviewed the written disclosures and the letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” (as currently in effect) relating to the independence of the independent registered public accounting firm from the Company and its related entities, discussed with the firm its independence from the Company, and considered the compatibility of the firm’s provision of permissible non-audit services with maintaining the firm’s independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 for filing with the SEC.

Audit Committee

Alan Smith, Chairman
Sandro Smith

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth, as of June 8, 2007, certain information with respect to any person, including any group, who is known to the Company to be the beneficial owner of more than 5% of the Common Stock, the Series A Stock and the Series B Stock of the Company, and certain information concerning the ownership of such securities (including directors’ qualifying shares) of each (i) director, (ii) nominee, (iii) executive officer named in the Summary Compensation Table hereof and referred to as the “Named Executive Officer,” and (iv) all current directors and executive officers of the Company as a group.

Common Stock

As of June 8, 2007, the Company had outstanding 33,304,887 shares of Common Stock.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percent of Class(1)

Darryl Cohen	4,095,667	(2)	11.3%

Alan Smith	590,000	(3)	1.7%

Sandro Sordi.	550,000	(4)	1.6%

Enable Growth Partners, L.P.	4,000,000	(5)	10.7%

Arjent Ltd.	3,386,250	(6)	9.9%

Baruch Halpern Revocable Trust	2,329,000	(7)	6.5%

Noble Consultants Ltd.	2,160,000	(8)	6.5%

Yvon Cormier(9)	2,100,000		6.3%

Dolphin Offshore Partners, L.P.	2,000,000	(10)	5.7%

All directors and officers as a group (3 persons)	5,235,667	(11)	14.0%

(1)
Except as otherwise noted in the footnotes to this table, each of the persons named in the table above owns directly and has sole voting and investment power with respect to the shares set forth opposite each such person’s name. With respect to each person or group, percentages are calculated based on the number of shares beneficially owned, including any securities that such person or group has the right to acquire within 60 days pursuant to the exercise of options, warrants, conversion privileges or other rights, but not the exercise of options, warrants, conversion privileges or other rights by any other person or group. The mailing address of each director and officer of the Company is c/o AskMeNow, Inc., 26 Executive Park, Suite 250, Irvine, California 92614.

(2)
Of this amount, 1,125,667 shares are held by Darryl Cohen and Nini Cohen, as trustees of The Cohen Family Trust. Also includes 2,970,000 shares of Common Stock issuable under currently exercisable options and warrants.

(3)	Includes 540,000 shares of Common Stock issuable under currently exercisable options.

(4)
Includes 540,000 shares of Common Stock issuable under currently exercisable options and 10,000 shares of Common Stock issuable under currently outstanding warrants. Does not include, and Mr. Sordi disclaims beneficial ownership with respect to, 733,334 shares of Common Stock beneficially owned by his wife. Also does not include warrants issued to Mr. Sordi by the Company on June 11, 2007 to purchase 452,164 shares of Common Stock exercisable for five years at $.50 per share in consideration of his agreement to extend the maturity date of his bridge loan to the Company. See “Certain Relationships and Related Transactions, and Director Independence” above for more information.

(5)
Represents 2,800,000 shares of Common Stock issuable under currently exercisable warrants issued to Enable Growth Partners, L.P. and 1,200,000 shares issuable under currently exercisable warrants issued to Enable Opportunity Partners L.P. The mailing address of these beneficial owners is One Ferry Building, Suite 255, San Francisco, California 94111.

(6)
Includes 1,000,000 shares of Common Stock issuable under currently exercisable warrants. The mailing address of this beneficial owner is 570 Lexington Avenue, 22nd Floor, New York, New York 10022. Formerly known as Vertical Capital Partners, Inc.

(7)
Includes 2,264,000 shares of Common Stock issuable under currently exercisable warrants. The mailing address for this beneficial owner is c/o Halpern Capital, Inc., 18851 NE 29th Avenue, Suite 500, Aventura, Florida 33180.

(8)
Includes 1,110,000 shares of Common Stock held by Noble Securities Holding Ltd. Voting and disposition power with respect to 1,000,000 shares of Noble Consultants Ltd. is held by Mary Scholar, Director; voting and disposition power with respect to 1,060,000 shares of Noble Securities Holding Ltd. is held by Don Scholar, Director. The mailing address for these beneficial owners is Chancery Court, First Floor, PO Box 756, Providenciales, Turks & Caicos Islands.

(9)	The mailing address of this reporting person is 59 Chandler Circle, Andover, MA 01810 as reported in a Schedule 13D filed on December 22, 2005.

(10)	Represents 2,000,000 shares of Common Stock issuable under currently exercisable warrants. The mailing address of this beneficial owner is 129 E. 17th Street, New York, New York 10003.

(11)	Includes 4,060,000 shares of Common Stock issuable under currently exercisable options and warrants.

Series A Stock

As of June 8, 2007, the Company had outstanding 97,500 shares of Series A Stock.
Name and Address of Beneficial Owner(1)	Beneficial Ownership	Percent of Class(1)

Andrew Dewar(2)	5,000	5.1%

Robin Gledhill(3)	25,000	25.6%

Trevor Hanness(4)	10,000	10.3%

Rory Hickey(5)	10,000	10.3%

Robert Kleinsmann(6)	5,000	5.1%

Christopher Mercer(7)	30,000	30.8%

Stephen Pycroft(8)	5,000	5.1%

Jeremy Wickins(9)	5,000	5.1%

All directors and officers as a group (3 persons)	0	0

(1)
Except as otherwise noted in the footnotes to this table, each of the persons named in the table above owns directly and has sole voting and investment power with respect to the shares set forth opposite each such person’s name. With respect to each person or group, percentages are calculated based on the number of shares beneficially owned, including any securities that such person or group has the right to acquire within 60 days pursuant to the exercise of options, warrants, conversion privileges or other rights, but not the exercise of options, warrants, conversion privileges or other rights by any other person or group.

(2)
Does not include warrants to purchase 50,000 shares of Common Stock or accumulated but unpaid dividends accrued and payable as of June 30, 2007 of 560.27 shares of Series A Stock. The address of this beneficial owner is c/o Dewar Brothers Ltd, Cleucch Mill, Lower Mill Street, Tillicoultry, FK13 6BP, United Kingdom.

(3)
Does not include warrants to purchase 250,000 shares of Common Stock or accumulated but unpaid dividends accrued and payable as of June 30, 2007 of 2,952.05 shares of Series A Stock. The address of this beneficial owner is 18 Sheardale, Honley, Holmfirth, HD9 6RU, United Kingdom.

(4)
Does not include warrants to purchase 100,000 shares of Common Stock or accumulated but unpaid dividends accrued and payable as of June 30, 2007 of 1,180.82 shares of Series A Stock. The address of this beneficial owner is 179 Elmbridge Avenue, Surbiton, Surry, KT5 9HG, United Kingdom.

(5)	Does not include warrants to purchase 100,000 shares of Common Stock or accumulated but unpaid dividends accrued and payable as of June 30, 2007 of 967.12 shares of Series A Stock.

(6)	Does not include warrants to purchase 50,000 shares of Common Stock or accumulated but unpaid dividends accrued and payable as of June 30, 2007 of 465.75 shares of Series A Stock.

(7)
Does not include warrants to purchase 300,000 shares of Common Stock or accumulated but unpaid dividends accrued and payable as of June 30, 2007 of 3,542.47 shares of Series A Stock. The address of this beneficial owner is 27 Tangier Road, Guilford, GU1 2DF, United Kingdom.

(8)
Does not include warrants to purchase 50,000 shares of Common Stock or accumulated but unpaid dividends accrued and payable as of June 30, 2007 of 590.41 shares of Series A Stock. The address of this beneficial owner is Coppers, 80 Ledborough Lane, Beaconsfield, Bucks, HP9 2DG, United Kingdom.

(9)
Does not include warrants to purchase 50,000 shares of Common Stock or accumulated but unpaid dividends accrued and payable as of June 30, 2007 of 560.27 shares of Series A Stock. The address of this beneficial owner is Blackstone Cottage, 41 Leylands Road, Burgess Hill, Sussex, RH15 8AF, United Kingdom.

Series B Stock

As of June 8, 2007, the Company had outstanding 573,000 shares of Series B Stock.

Name and Address of Beneficial Owner(1)	Beneficial Ownership	Percent of Class(1)

David Ledsom(2)	30,000	5.2%

Gold Group International Ltd.(3)	30,000	5.2%

WT Johnson & Son Ltd.(4)	30,000	5.2%

All directors and officers as a group (3 persons)	0	0

(1)
Except as otherwise noted in the footnotes to this table, each of the persons named in the table above owns directly and has sole voting and investment power with respect to the shares set forth opposite each such person’s name. With respect to each person or group, percentages are calculated based on the number of shares beneficially owned, including any securities that such person or group has the right to acquire within 60 days pursuant to the exercise of options, warrants, conversion privileges or other rights, but not the exercise of options, warrants, conversion privileges or other rights by any other person or group.

(2)
Does not include warrants to purchase 600,000 shares of Common Stock or accumulated but unpaid dividends accrued and payable as of June 30, 2007 of 3,361.64 shares of Series B Stock. The address of this beneficial owner is 78 Putnoe Lane, Bedford, MK41 9AF, United Kingdom.

(3)
Does not include warrants to purchase 600,000 shares of Common Stock or accumulated but unpaid dividends accrued and payable as of June 30, 2007 of 3,197.30 shares of Series B Stock. The address of this beneficial owner is Gold Group House, Godstone Road, Whyteleafe, Surrey, CR3 0GG, United Kingdom.

(4)
Does not include warrants to purchase 600,000 shares of Common Stock or accumulated but unpaid dividends accrued and payable as of June 30, 2007 of 3,476.71 shares of Series B Stock. The address of this beneficial owner is Bankfield Mills, Wakefield Road, Moldgreen, Huddersfield, HD5 9BB, United Kingdom.

Settlement Offer

In May 2007, the Board approved an offer to holders of the Series A Stock and Series B Stock in settlement of claims such holders may have against the Company in connection with the Company’s bridge financing that closed in the second quarter of 2007. Specifically, for an 18 month period following completion of the preferred stock offering, the Company was prohibited from offering securities (including or derivative securities) at less than $1.25 per share without the consent of the investor representative appointed by the investors in the preferred stock offerings. The Company provided participants in the 2007 bridge financing with warrants to purchase shares of Common Stock at $.50 per share and did not obtain the investor representative’s approval.

As consideration for the waiver of any breach and as consideration for the termination of the $1.25 floor going forward, and with the approval of the investor representative, the Board approved the issuance to holders of the Series A Stock and Series B Stock of additional warrants to purchase 2 shares of Common Stock for each $1.00 in principal held at $.50 per share for a term of five years. Any such holder will receive the additional warrants upon such holder’s acceptance of the settlement offer and execution of a waiver of any breach or claims. In the event any such holder accepts the settlement offer, such holder’s beneficial ownership as reported in the tables above would increase by the applicable number of warrants issued to such holder. In the event the settlement offer is accepted by the holders of at least 50% of the outstanding Series A Stock and Series B Stock, the Company will no longer be prohibited from offering securities (including derivative securities) at less than $.125 per share, provided that any new securities are offered at a price at or above $.50 per share.

COMPENSATION DISCUSSION AND ANALYSIS

As noted above, the role of the Compensation Committee of the Board of Directors, comprised solely of non-employee, “independent” directors, is to assist the Board with its responsibilities relating to compensation of the Company’s officers and directors and the development and administration of the Company’s compensation plans. The Compensation Committee has not to date employed any compensation consultants to assist with its compensation decisions, although it reserves the right to engage such consultants when and if deemed necessary or advisable.

The following discussion provides information about the Company’s compensation plans and programs generally, as well as compensation earned by or paid to our “named executive officers” pursuant to applicable SEC rules and regulations. Given that the Company had a single named executive officer for fiscal year 2006 - Darryl Cohen, our Chief Executive Officer and Chairman - information regarding his compensation has been aggregated and a discussion thereof can be found under the “Compensation of Chief Executive Officer” section below. For additional information, please see the “Compensation” section that follows this discussion and analysis.

Compensation Philosophy

The philosophy underlying the Company’s compensation program is to provide compensation that rewards performance - both Company and individual - and align such compensation with shareholder interests. The Company aims to make executive compensation sensitive to Company performance, which is defined in terms of creation of revenue and shareholder value, and provide compensation that enables the Company to attract, retain and motivate highly-qualified individuals who contribute to the Company’s success.

Compensation Components

The components of compensation provided to officers and employees in recent years have included base salary, annual discretionary bonuses, and equity incentives. In recent years, Company executives have been provided only limited compensation due to the Company’s financial condition.

Base Salary

Base salary levels for the Company’s officers are based on an informal review of compensation for competitive positions in the market and reflect employees’ job skills, experience and performance, judgments as to past and future contributions to the Company, and the Company’s compensation budget. The companies whose compensation practices are reviewed span the full range of companies with which the Company believes it competes for executive talent. The Board does not give specific weight to any particular factor, although most weight in typically given for individual performance. Base salaries are reviewed annually or more frequently if circumstances dictate.

Annual Bonuses

Although the Company has no formal bonus plan, the Board’s goal is to pay bonuses in each year that the Company’s financial condition permits. Bonuses are to be designed to tie annual awards to individual performance and motivate and reward employees for their contributions to the Company. The Board considers a number of factors in determining whether annual incentive awards should be paid, most importantly the achievement by the Company of specified strategic objectives and the achievement by employees of individual objectives.

Recognition of individual performance and accomplishment is based on a subjective analysis of each individual’s performance; recognition of Company performance is based on an evaluation of established measures of corporate performance. For 2006, the most critical priorities for the Company against which performance was measured were:

•	increasing market penetration and acceptance of the Company’s AskMeNow™ service;
•	expanding the product offerings of the AskMeNow service;
•	focusing on existing and new product development;
•	raising capital to support the Company’s initiatives; and
•	reducing liabilities and expenses.

Equity Incentives

As with base salary and bonus determinations, the Board evaluates equity compensation awards at comparable companies both generally and for individual job positions. The primary goal of the equity compensation component is to align management and stockholder interests for the long-term enhancement of stockholder value, with the hope that each employee is motivated to remain with the Company and improve his or her performance in support of improved Company performance.

In selecting employees eligible to receive equity compensation grants (whether at the initial hire date or through periodic grants) and determining the size of such grants, a variety of factors are considered, including:

•	the job and responsibility level of the employee,
•	grants awarded by competitors to employees at comparable job levels, and
•	past, current and prospective services rendered, or to be rendered, to the Company by the employee.

Determination of the employees eligible to receive awards and the size of such awards is based on a subjective analysis of each individual’s position within the Company, his or her performance and his or her growth potential and that of the Company.

The Board also considers it important to encourage long-term interest and investment in the Company. While the Company does not have any formal stock ownership guidelines, the Board believes that stock ownership by management has been demonstrated to be beneficial to shareholders; this belief underlies the grant of equity awards to officers in recent years.

The Company administers two plans that provide for the grant of equity incentive compensation to officers, directors and employees. Under the 2005 Management and Director Equity Incentive Stock Option Plan, the Company may grant incentive and non-qualified stock options to its employees, officers, directors, and consultants to purchase up to 2,000,000 shares of Common Stock. The exercise price of each option must equal or exceed the market price of the Company’s stock on the date of grant, and an option’s maximum term is ten years. Options are granted at various times and vest over various periods. As of June 8, 2007, the Company had issued a total of 1,920,000 options pursuant to the 2005 Management and Director Equity Incentive Stock Option Plan.

In August 2006, the Board of Directors approved and adopted the 2006 Employee Stock Incentive Plan, which is scheduled to become effective upon the approval of the holders of a majority of the Common Stock as set forth in Proposal 3 herein. Under such plan, the Company may grant stock options, stock appreciation rights or restricted stock to its employees, officers and other key persons employed or retained by the Company and any non-employee director, consultant, vendor or other individual having a business relationship with the Company to purchase up to 3,000,000 shares of Common Stock. Options are granted at various times and vest over various periods. As of June 8, 2007, the Company had issued a total of 1,702,000 options to employees under the 2006 Employee Stock Incentive Plan, subject to stockholder approval. As of June 8, 2007, the Company also had issued a total of 4,980,000 non-plan options to the executive officer and directors of the Company and 5,350,000 to other employees and consultants.

Retirement, Severance, Change in Control and Similar Compensation

The Company does not offer or have in place any retirement, severance or similar compensation programs. Rather, the Company individually negotiates with those employees for whom retirement, severance or similar compensation is deemed necessary.

Pursuant to his employment agreement, in the event (a) the company terminates Mr. Cohen’s employment because he is “disabled” or dies, (b) Mr. Cohen resigns for “good reason”, or (c) within three years of a “change of control”, Mr. Cohen’s employment is terminated without “cause” or he resigns for good reason, Mr. Cohen is entitled to receive as severance an amount equal to fifty percent (50%) of his base salary for the immediately preceding calendar year, plus bonuses paid to him for the immediately preceding calendar year, payable in substantially equal, regularly scheduled installments over six months. Mr. Cohen is not entitled to any severance should he resign without good reason or is terminated for cause.

Disability is defined as Mr. Cohen’s inability for more than six consecutive months, or for periods aggregating more than 26 weeks in any 52-week period, to perform the services required of him due to illness, incapacity or a physical or other disability of any nature. Good reason includes the occurrence of any of the following without the executive’s consent: a substantial and adverse alteration of position, duties and responsibilities; a material breach of the executive’s employment agreement; a change in principal place of employment further than 20 miles; a material and adverse change in the compensation and benefits provided; and/or a material breach of that certain Securities Exchange Agreement and Plan of Reorganization.

A change of control is deemed to have occurred when an individual or group acquires 25% or more of the issued and outstanding capital stock of the company (by merger, consolidation or issuance, sale or transfer of stock); the sale to one or more parties of all or substantially all of the company’s assets or any reorganization, merger or consolidation; or individuals who at the time of the agreement constituted the Board of Directors cease to be at least a majority of the Board.

Cause includes fraud, dishonesty or similar malfeasance; substantial refusal to comply or default in complying with the reasonable, ethical and lawful directions of the Board, and/or failure to comply with or perform any of the material terms and/or obligations of the employment agreement, and such refusal, default or failure remains uncured after notice thereof; repeated and intemperate use of alcohol or illegal drugs after notice; conviction of a felony involving personal dishonesty, moral turpitude, or willfully violent conduct; or material breach of any provision of the employment agreement that remains uncured after notice thereof.

In addition, in the event of a termination due to disability or death or following a change of control, or resignation for good reason, all stock options and restricted shares granted and currently outstanding accelerate and immediately and fully vest. Mr. Cohen is also entitled to receive under such circumstances a non-qualified stock option to purchase 200,000 shares of Common Stock at the then-applicable fair market value, and can further elect COBRA coverage for himself, his spouse and his dependents.

In May 2007, the Board determined that in the event of a change of control as defined in Mr. Cohen’s employment agreement, which definition was revised to include the issuance of 25% or more of the issued and outstanding shares of the Company to one or more persons acting together as a group (with certain exceptions), all options, warrants and restricted shares outstanding and not then vested held by Messrs. Cohen, Sordi and Smith and Dennis Bergquist, financial consultant to the Company, would accelerate and become fully vested. In addition, each of such four individuals would be granted a non-qualified option or warrant granting the right to purchase that number of shares equal to the number of shares subject to all of each such individual’s options and warrants outstanding as of May 17, 2007, such change of controls options and warrants to be exercisable at the fair market value of the Common Stock at the time of the change of control.

No other employees receive or are entitled to receive any retirement, severance or similar compensation.

Perquisites and Other Benefits

The Company generally does not provide its officers with these types of benefits, Mr. Cohen does receive an automobile allowance and reimbursement of costs related to such automobile and reasonably incurred, including repairs, insurance and fuel. Mr. Cohen, like other employees, also is entitled to participate in employee benefit plans offering group life insurance, group disability insurance, group medical and hospitalization plans, and pension and profit-sharing plans.

Procedure

Given the limited number of employees in recent years, the process of determining compensation is undertaken on as as-needed basis, with initial compensation decisions being made upon hiring and subsequent decisions typically made in connection with the anniversary of an employee’s hire date. When making initial compensation decisions, the Compensation Committee performs an informal analysis, considering the goals of market competitiveness and enhancement of shareholder value, for the position. Subsequent decisions are made based upon an evaluation of individual performance and the achievement of the Company’s and the individual’s strategic priorities. No adjustment is made if the individual’s performance does not merit an adjustment or if the Company’s financial condition and performance do not support an adjustment.

Compensation packages are analyzed and discussed individually. Once the Compensation Committee has obtained all of the information it deems necessary, decisions regarding compensation or recommendations for such compensation are made to the full Board; decisions regarding CEO and CFO compensation are made by the Compensation Committee only.

The accounting and tax treatment of compensation decisions generally have not been material factors in determining the amount and type of compensation given to executive officers, other than to balance the potential cost to the Company with the benefit or value to the executive. With the adoption of SFAS No. 123(R), the tax and accounting treatment of different compensation arrangements may play a greater role in the Board’s decision-making process.

Chief Executive Officer Compensation

Darryl Cohen

Mr. Cohen has been Chief Executive Officer and Chairman of the Company since June 2005. His base salary for fiscal year 2005 was set at $110,000 per the terms of his employment agreement with InfoByPhone. On April 28, 2006, his base salary was increased to $250,000 per annum to more appropriately reflect his responsibilities and performance.

Mr. Cohen also received a $200,000 cash bonus in 2006. This bonus was fully accrued but unpaid as of December 31, 2006, and will be paid to Mr. Cohen upon completion of significant equity funding.

In 2006, the Board awarded Mr. Cohen 200,000 shares of restricted Common Stock in recognition of the Company entering into an agreement with Rogers Wireless. The Company also awarded Mr. Cohen non-qualified stock options to purchase an aggregate 3.5 million shares of Common Stock during the 2006 fiscal year. Of such options, 2 million were granted on September 20, 2006, exercisable at $.50 per share with a term of 10 years and 1.5 million were granted on December 22, 2006, exercisable at $.50 per share with a term of 10 years. These options were in addition to those granted in 2005, during which Mr. Cohen received non-qualified options to purchase 200,000 shares in accordance with the terms of his employment agreement. The options were granted with an exercise price of $.70 per share with a term of 10 years commencing July 20, 2005.

See “Retirement, Severance, Change in Control and Similar Compensation” above for a discussion of the severance payments payable to Mr. Cohen under the terms of his employment agreement (as amended).

Tax Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to certain employees, generally the Chief Executive Officer and the four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. In 2006, no compensation paid by the Company was nondeductible as a result of the $1,000,000 limitation. Furthermore, the Board of Directors believes that, given the general range of salaries and bonuses for executive officers of the Company, the $1,000,000 threshold of Section 162(m) will not be reached by any executive officer of the Company in the foreseeable future. Accordingly, the Board has not formulated a policy to address non-qualifying compensation.

COMPENSATION

Named Executive Officers

The following tables set forth all plan and non-plan compensation awarded to, earned by or paid to the Chief Executive Officer of the Company, who was the only “named executive officer” of the Company during the 2006 fiscal year, for all services rendered by such officer to the Company and its subsidiaries in all capacities for the periods presented.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)		Option Awards ($)(1)		All Other Compensation ($)		Total ($)
Darryl Cohen Chief Executive Officer, Principal Financial Officer, and Chairman	2006	$238,544	(1)	$200,000	(2)	$208,000	(3)	$1,719,600	(4)	$6,840	(5)	$2,372,984
	2005	$52,820		--		--		$139,400	(6)	--		$192,220

(1)	Includes $46,154 of accrued but unpaid salary due the officer at December 31, 2006.
(2)	The entire bonus amount of $200,000 was accrued but unpaid at December 31, 2006 and will be paid upon the completion of a significant equity financing.
(3)
The stock award represents 200,000 shares of Common Stock of the Company awarded in recognition of the Company entering into an agreement with Rogers Wireless. The dollar amount presented represents the fair value of such award on the date of grant, which share price was $1.04 on April 28, 2006.

(4)
Amount represents the award of an aggregate 3,500,000 non-qualified stock options, of which 1,500,000 were not vested at December 31, 2006. The dollar amount presented represents the aggregate fair value of such awards on the date of grant. The fair value of each option was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions used for grants in 2006: dividend yield of zero, expected volatility of 219% to 229%, risk-free interest rates of 4.73% to 4.84%, and expected lives of ten years.

(5)	Represents auto allowance.
(6)
Amount represents the award of an aggregate 200,000 non-qualified stock options, of which 165,000 were vested at December 31, 2005. The dollar amount presented represents the aggregate fair value of such awards on the date of grant. The fair value of each option was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions used for grants in 2005: dividend yield of zero, expected volatility of 172%, risk-free interest rates of 4.50%, and expected lives of ten years.

Employment Agreement

On July 19, 2005, InfoByPhone, the Company’s wholly-owned subsidiary, entered into a three-year employment contract with Darryl Cohen as President and Chief Executive Officer. Mr. Cohen became CEO and Chairman of the Company in June 2005. Pursuant to the terms of his employment agreement, Mr. Cohen was compensated at the rate of $110,000 until April 28, 2006, when his salary was increased to $250,000 per annum. Such increase was effectuated by the Board of Directors to more appropriately reflect his responsibilities and performance. In addition, the Board of Directors granted Mr. Cohen stock options and an award of restricted shares, each as discussed below, in recognition of the achievement by Mr. Cohen of significant milestones during the 2006 fiscal year. Such incentive awards are in addition to the options granted to Mr. Cohen in July 2005 to purchase 200,000 shares of AskMeNow Common Stock at $.70 per share in accordance with the terms of his employment agreement.

In the event Mr. Cohen’s employment is terminated for disability, death or without cause following a change of control, or in the event Mr. Cohen terminates his employment for good reason, Mr. Cohen or his estate shall be entitled to severance of (a) 50% of his base salary for the previous calendar year, and (b) bonuses for such year. During the term of his employment agreement and for a period of 12 months following termination of his employment under the agreement or any renewal or extension thereof, Mr. Cohen has agreed not to engage in any business that is competitive with the company’s current business or its business as conducted at any time during the term. During the term or, if he is terminated for cause, then for the balance of the term, and for the 24 month period thereafter, Mr. Cohen also has agreed not to directly or indirectly recruit, solicit or induce any diversion of employees or sales representatives from their relationships with the company or retain or employ any such persons, or solicit clients or others with a business relationship with the company to discontinue or reduce the extent of such relationships.

For information on equity incentive awards granted to Mr. Cohen, including re-priced options, see the disclosure below. For more information on his compensation generally and information on his severance and change of control rights, see the “Compensation Discussion and Analysis” section above.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding unexercised options, unvested stock awards, and equity incentive plan awards for our Chief Executive Officer as of the end of the Company’s 2006 fiscal year.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Darryl Cohen	2,000,000	(1)	--		--	$.50	9/20/16	--	--	--	--
	--		1,500,000	(2)	--	$.50	12/22/16	--	--	--	--
	200,000	(3)	--		--	$.70	7/20/15	--	--	--	--

(1)
Represents the award of an aggregate 2,000,000 non-qualified stock options, all of which were vested at December 31, 2006. The options are exercisable for 10 years commencing September 20, 2006, the date of the grant, at $0.50 per share.

(2)
Represents the award of an aggregate 1,500,000 non-qualified stock options, none of which were vested at December 31, 2006. The options are exercisable for 10 years commencing December 22, 2006, the date of the grant, at $0.50 per share.

(3)
Represents the award of an aggregate 200,000 non-qualified stock options, all of which were vested at December 31, 2006. The options are exercisable for 10 years commencing July 20, 2005, the date of the grant, at $0.70 per share.

2006 Employee Stock Incentive Plan

The Board of Directors has adopted the 2006 Employee Stock Incentive Plan (the “2006 Plan”) in order to motivate participants by means of awards of stock options, stock appreciation rights and restricted shares to achieve the Company’s long-term performance goals and enable employees, officers, directors, consultants and other key persons to participate in the long-term growth and financial success of the Company. The 2006 Plan provides for the grant of any combination of awards to directors, officers, employees, consultants and other key persons and those of the Company’s subsidiaries and affiliates.

The 2006 Plan, which may administered by our Board of Directors or committee meeting the requirements of the plan, authorizes the issuance of a maximum of 3,000,000 shares of Common Stock, which may be authorized and unissued shares or treasury shares. The stock options granted under the 2006 Plan may be either incentive stock options or non-qualified stock options. Both incentive stock options and non-qualified stock options must be granted at an exercise price of not less than the fair market value of shares of Common Stock at the time the option is granted, and incentive stock options granted to 10% or greater stockholders must be granted at an exercise price of not less than 110% of the fair market value of the shares on the date of grant. If any award under the 2006 Plan terminates, expires unexercised, or is cancelled, the shares of Common Stock that would otherwise have been issuable pursuant thereto will be available for issuance pursuant to the grant of new awards. The 2006 Plan was adopted by the Board on August 4, 2006, and is subject to shareholder approval. If approved by stockholders in Proposal 3, the 2006 Plan will terminate on August 4, 2016.

2005 Management and Director Equity Incentive and Compensation Plan

The Company has adopted the 2005 Management and Director Equity Incentive and Compensation Plan (the “2005 Plan”) in order to motivate participants by means of awards of stock options and restricted shares. The 2005 Plan provides for the grant of any combination of stock options and restricted stock to directors, officers, employees and consultants of the Company and those of its subsidiaries. The 2005 Plan authorizes the issuance of a maximum of 2,000,000 shares of Common Stock, which may be authorized and unissued shares or treasury shares. The stock options granted under the 2005 Plan may be either incentive stock options or non-qualified stock options. Both incentive stock options and non-qualified stock options must be granted at an exercise price of not less than the fair market value of shares of Common Stock at the time the option is granted and incentive stock options granted to 10% or greater stockholders must be granted at an exercise price of not less than 110% of the fair market value of the shares on the date of grant. If any award under the 2005 Plan terminates, expires unexercised, or is cancelled, the shares of Common Stock that would otherwise have been issuable pursuant thereto will be available for issuance pursuant to the grant of new awards. The 2005 Plan will terminate on June 6, 2015.

2006 and Subsequent Grants

On April 28, 2006, the Board of Directors granted to each of Alan Smith and Sandro Sordi non-plan options to purchase 100,000 shares of Common Stock. These non-qualified stock options, which were exercisable at $1.04 per share, were cancelled and replaced in September 2006. The replacement options are exercisable for 10 years commencing on September 20, 2006 at $.50 per share, with 50,000 shares vested immediately for prior services and the remaining 50,000 shares vested as of March 20, 2007.

On April 28, 2006, the Board of Directors granted Darryl Cohen non-plan options to purchase an aggregate of 2,000,000 shares of Common Stock. He was also awarded 200,000 restricted shares of Common Stock in recognition of the Company entering into an agreement with Rogers Wireless. The 2,000,000 options, which were exercisable at $1.04 per share, were cancelled and replaced in September 2006. The replacement options are exercisable for 10 years commencing on September 20, 2006 at $.50 per share. One million shares subject to the options were fully vested upon grant, as they were granted in connection with the Company’s initial closing of its private placement with Arjent Ltd. The second one million shares subject to the option, which were originally issued in connection with the proposed acquisition of Intelligate Ltd. and, upon the termination of the Intelligate transaction the option, were re-granted in consideration of the Company entering into a letter of intent to acquire an exclusive license from Expert System S.p.A, vested upon the execution of a definitive license with Expert System in November 2006.

On December 22, 2006, the Board of Directors also granted each of Darryl Cohen, Alan Smith and Sandro Sordi non-plan options to purchase 1,500,000, 200,000 and 200,000 shares of Common Stock, respectively. These non-qualified options are exercisable for 10 years at $.50 per share, with 25% of each option vesting every three months starting March 31, 2007 until fully vested 12 months following the date of grant.

On May 17, 2007, the Board of Directors granted to each of Alan Smith and Sandro Sordi non-plan options to purchase 300,000 shares of Common Stock. These non-qualified options are exercisable for 10 years at $.78 per share and were fully vested and exercisable on the date of grant.

Options to purchase an aggregate of 1,702,000 shares of Common Stock have been granted to 33 employees as of December 31, 2006 under the 2006 Plan, subject to stockholder approval, and no other options had granted under the 2006 Plan as of June 8, 2007.

Retirement, Severance and Similar Compensation

No retirement, severance or similar compensation was paid to any employee during the 2006 fiscal year. For a description of the amounts that may be payable to our Chief Executive Officer and other directors and consultants as severance or change of control payments, please see “Retirement, Severance, Change in Control and Similar Compensation” above under the “Compensation Discussion and Analysis” section.

Compensation of Directors

The following table sets forth all compensation of the Company’s directors for the year ended December 31, 2006. Mr. Cohen, our CEO and Chairman of the Board of Directors, did not receive any compensation for his services as a director during the 2006 fiscal year.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Alan Smith	--	--	$101,490	(1)	--	--	--	$101,490
Sandro Sordi	--	--	$101,490	(1)	--	--	--	$101,490

(1)
Amount represents the award of an aggregate 300,000 non-qualified stock options, of which 250,000 were not vested at December 31, 2006. The dollar amount presented represents the aggregate fair value of such awards on the date of grant. The fair value of each option was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions used for grants in 2006: dividend yield of zero, expected volatility of 219% to 229%, risk-free interest rates of 4.73% to 4.84%, and expected lives of ten years. Each director was also granted during fiscal year 2005 40,000 non-qualified stock options, of which 3,333 were not vested at December 31, 2005.

The Company believes that members of the Board of Directors received compensation commensurate with their responsibilities to the Company and the various board responsibilities of an early stage organization.

PROPOSALS 2, 2A and 2B - ADOPTION OF SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

On June 19, 2007 the Board of Directors adopted, subject to stockholder approval, a Second Amended and Restated Certificate of Incorporation of the Company, which restates the Company’s current charter with the following changes:

(1)	an increase in the number of authorized shares of Common Stock, $.01 par value, of the Company from 100,000,000 shares to 300,000,000 shares;

(2)	elimination of the Class B and Class D common stock of the Company and all related provisions;

(3)	elimination of the Series E, Series F, Series G, Series I and Series L preferred stock of the Company and all related provisions; and

(4)	elimination of the voting provisions relating to the existing Series A Stock and Series B Stock.

In the discussion below, reference to the “Certificate of Incorporation” refers to the Certificate of Incorporation (as amended and restated to date) currently in effect for the Company. References to the “Second Amended and Restated Certificate of Incorporation” refer to the document as proposed to be amended as discussed in these Proposals 2, 2A and 2B, attached hereto as Appendix D.

PROPOSAL 2

The holders of Common Stock will vote on the Second Amended and Restated Certificate of Incorporation incorporating all of the changes enumerated above and as discussed below.

Increase in Number of Authorized Shares of Common Stock

On June 8, 2007, the Company had 33,304,887 shares of the Common Stock issued and outstanding. Also on that date, the Company had approximately:

•	1,920,000 shares reserved for outstanding options under the 2005 Plan and an additional 80,000 shares of Common Stock available for issuance under such plan,

•	1,702,000 shares reserved for issuance under the 2006 Plan and an additional 8,298,000 shares of Common Stock available for issuance under such plan,

•	9,450,000 shares of Common Stock reserved for outstanding non-plan options,

•	30,620,000 of Common Stock underlying outstanding warrants, and

•	an aggregate 670,500 shares of convertible preferred stock outstanding that, if converted, would require the issuance of approximately an aggregate 13,410,000 shares of Common Stock.

Upon approval, the additional shares would be available for issuance by the Board of Directors without the delay and expense of further stockholder approval (except as may be required by applicable law or the Company’s organizational documents) at such time or times and for such proper corporate purposes as the Board may in the future deem advisable. Shares of Common Stock (and preferred stock or notes convertible into shares of Common Stock or other equity securities of the Company) may be issued if, and when, the Board determines it to be in the best interest of AskMeNow to do so, which may include issuances to (i) obtain funds through the sale of Common Stock or convertible securities; (ii) pay technology licensing fees; (iii) cover expenses associated with research and development; (iv) pay general and administrative costs; (v) acquire companies; (vi) create strategic alliances; or (vii) other appropriate corporate purposes. The Company anticipates that, given the financial condition of the Company, the Company will need to raise capital prior to the end of the year and will do so through the issuance of securities of the Company. In the event that the Company raises such capital through the issuance of shares of Common Stock (or securities convertible into or exchangeable for such shares), the Company will use or reserve a portion of the shares authorized for that purpose. The Company has no present intention or plans to issue shares of Common Stock for any purpose other than as described herein.

The availability of authorized but unissued shares of Common Stock might be deemed to have the effect of preventing or discouraging an attempt by another person to obtain control of the Company, because the additional shares could be issued by the Board of Directors, which could dilute the stock ownership of such person. In addition, the Company’s Certificate of Incorporation (as currently in effect and as proposed to be in effect) authorizes the issuance of “blank check” convertible preferred stock with the designations, rights and preferences as may be determined from time to time by the Board of Directors. Accordingly, the Board of Directors is empowered, without stockholder approval, to issue convertible preferred stock with dividend, liquidation, conversion, voting or other rights that could adversely affect the voting power or other rights of the holders of our Common Stock. The issuance of convertible preferred stock could discourage, delay or prevent a change in control of the Company and also may have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company even though the transaction might be economically beneficial to the Company and its stockholders. This proposal is not being proposed in response to a known effort to acquire control of the Company.

The additional shares of Common Stock to be authorized by adoption of the Second Amended and Restated Certificate of Incorporation would have rights identical to the current issued and outstanding shares of Common Stock of the Company. Adoption of the proposed charter would not affect the rights of existing holders of Common Stock. Like existing holders, holders of shares of Common Stock issued following adoption of the Second Amended and Restated Certificate of Incorporation would not be entitled to pre-emptive rights with respect to any future issuances of Common Stock or convertible preferred stock, and any such issuances would reduce the proportionate ownership interest in the Company that each holder had immediately prior to the issuance. The Company has never paid a cash dividend on its Common Stock and does not anticipate paying cash dividends for the foreseeable future. AskMeNow intends to reinvest any funds that might otherwise be available for the payment of dividends in further development of its business.

Elimination of Class B and Class D Common Stock

The Certificate of Incorporation currently provides for two classes of Common Stock, designated as Class B Common Stock, $.01 par value (the “Class B Stock”) and Class D Common Stock, $.01 par value (the “Class D Stock”), in addition to the Common Stock. Each such class has certain rights, powers and privileges, including special voting rights and/or rights of conversion. The Company does not have any shares of the Class B Stock or Class D Stock currently issued or outstanding, and has no present intention to issue shares of either class. The Board of Directors has determined that given that there are now none and in the future likely will not be any such shares issued, and in an effort to clarify and streamline the Company’s capital structure and organizational documents, it is in the best interests of the Company and its stockholders to eliminate the Class B Stock and Class D Stock and all provisions in the Certificate of Incorporation relating to such classes. Elimination of such classes of stock will prevent the Company from issuing any such shares of Class B Stock or Class D Stock as currently designated in the future without further action on the part of the Board and stockholders; however, the Company can create new classes of Common Stock and issue shares of such classes in the future with such action, and is not precluded by the elimination of the Class B Stock and Class D Stock from doing so.

Elimination of Series E, F, G, I and L Preferred Stock

The Certificate of Incorporation currently provides for five series of preferred stock, designated as Series E, Series F, Series G, Series I and Series L Preferred Stock (the “Additional Preferred Stock”), in addition to the Series A Stock and Series B Stock (as well as a Series C preferred stock, which series is not the subject of any vote discussed herein). Each such series has certain rights, powers and privileges, including dividend, redemption and/or voting rights. The Company does not have any shares of any of the series of preferred stock comprising the Additional Preferred Stock currently outstanding, and has no present intention to issues shares of any such series. The Board of Directors has determined that given that there are now none and in the future likely will not be any such shares issued, and in an effort to clarify and streamline the Company’s capital structure and organizational documents, it is in the best interests of the Company and its stockholders to eliminate the Additional Preferred Stock and all provisions in the Certificate of Incorporation relating to all such series. Elimination of such series will prevent the Company from issuing any shares of the Additional Preferred Stock as currently designated in the future; however, the Company can create any number of new series of preferred stock and issue shares of such series in the future without the consent of stockholders under the blank check authority afforded the Board and is not precluded by the elimination of the Additional Preferred Stock from doing so.

Elimination of Voting Rights of Series A Stock and Series B Stock

When the Company engaged in its offering of shares of the Series A Stock and Series B Stock and sold shares of each such series to investors, the offering documents stated that each such series would have no voting rights other than those provided to holders of preferred stock under the General Corporation Law of the State of Delaware (the “DGCL”), which statement reflected the parties’ intentions with respect to such series of preferred stock. Due to a drafting error, however, the Certificate of Incorporation currently contains provisions granting to the holders of the Series A Stock and Series B Stock voting rights in certain circumstances in addition to those available under the DGCL. Because voting rights were not intended to attach to either the Series A Stock or the Series B Stock, the Board of Directors has determined that is in the best interests of the Company and its stockholders to eliminate all provisions in the Certificate of Incorporation relating to any voting rights of the Series A Stock or Series B Stock other than those granted under the DGCL. The holders of the Series A Stock and Series B Stock will vote separately, each as a separate class, on the elimination of the voting rights for each such series as discussed herein.

PROPOSAL 2A

Holders of the Company’s Series A Stock are being asked to vote only on that portion of the Second Amended and Restated Certificate of Incorporation that relates to the elimination of such series’ voting rights. As noted above, when the Company engaged in its offering of shares of the Series A Stock and sold shares of such series to investors, the offering documents stated that the Series A Stock would have no voting rights other than those provided to holders of preferred stock under the DGCL. Due to a drafting error, however, the Certificate of Incorporation currently contains provisions granting to the holders of the Series A Stock voting rights in certain circumstances in addition to those available under the DGCL. Because voting rights were not intended to attach to the Series A Stock, the Board of Directors has determined that is in the best interests of the Company and its stockholders to eliminate all provisions in the Certificate of Incorporation relating to any voting rights of the Series A Stock other than those granted under the DGCL. The holders of the Series A Stock will vote separately, as a separate class, on the elimination of the voting rights for such series as discussed in this Proposal 2A.

PROPOSAL 2B

Holders of the Company’s Series B Stock are being asked to vote only on that portion of the Second Amended and Restated Certificate of Incorporation that relates to the elimination of such series’ voting rights. As noted above, when the Company engaged in its offering of shares of the Series B Stock and sold shares of such series to investors, the offering documents stated that the Series B Stock would have no voting rights other than those provided to holders of preferred stock under the DGCL. Due to a drafting error, however, the Certificate of Incorporation currently contains provisions granting to the holders of the Series B Stock voting rights in certain circumstances in addition to those available under the DGCL. Because voting rights were not intended to attach to the Series B Stock, the Board of Directors has determined that is in the best interests of the Company and its stockholders to eliminate all provisions in the Certificate of Incorporation relating to any voting rights of the Series B Stock other than those granted under the DGCL. The holders of the Series B Stock will vote separately, as a separate class, on the elimination of the voting rights for such series as discussed in this Proposal 2B.

Votes Required

The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote is required to approve the adoption of the Second Amended and Restated Certificate of Incorporation of the Company (Proposal 2).

In addition, the holders of the Series A Stock will be entitled to vote separately as a class with respect to the proposed elimination of the voting rights of such series (Proposal 2A). In order for such proposal to pass, the holders of a majority of the issued and outstanding shares of the Series A Stock, voting as a separate class, must vote in favor of the proposal.

The holders of the Series B Stock also will be entitled to vote separately as a class with respect to the proposed elimination of the voting rights of such series (Proposal 2B). In order for such proposal to pass, the holders of a majority of the issued and outstanding shares of the Series B Stock, voting as a separate class, must vote in favor of the proposal.

If the holders of one or both series of the Series A Stock and Series B Stock do not vote in favor of the elimination of their voting rights as contemplated by Proposals 2A and 2B, respectively, but the holders of the Common Stock vote in favor of the adoption of the Second Amended and Restated Certificate of Incorporation, then such Second Amended and Restated Certificate of Incorporation shall be adopted but without the elimination of the voting rights of one or both series of preferred stock that voted against Proposal 2A and/or 2B, as applicable.

There are no issued or outstanding shares of the Class B Stock or Class D Stock of the Company, or of any series of preferred stock comprising the Additional Preferred Stock, and therefore there will be no separate class or series votes on the proposed changes affecting those classes and series of stock.

Votes withheld or abstaining from voting, as well as broker non-votes, will have the same effect as a negative vote or a vote against Proposal 2, 2A and 2B, as applicable.

If approved by the stockholders, the Second Amended and Restated Certificate of Incorporation would become effective upon the filing with the Secretary of State of the State of Delaware, which filing is expected to take place shortly after the Meeting.

Unless otherwise specified, the persons designated in the proxy will vote the shares covered thereby at the Meeting FOR the approval of the Second Amended and Restated Certificate of Incorporation.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR
THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

PROPOSAL 3 - APPROVAL OF THE 2006 EMPLOYEE STOCK INCENTIVE PLAN

On August 4, 2006 the Board of Directors adopted, subject to stockholder approval, the Company’s 2006 Employee Stock Incentive Plan. On June 18, 2007, the Board adopted an amendment to such plan to change references to Ocean West Holding Corporation in the plan to AskMeNow, Inc. and to increase the number of shares of Common Stock available for issuance under the plan to 10,000,000 shares (as amended, the “2006 Plan”).

Set forth below is a summary of the key provisions of the 2006 Plan and a general description of the U.S. Federal income tax treatment applicable to the receipt of awards under such plan. The text of the 2006 Plan is set forth in Appendix E to this Proxy Statement. The following is intended to be a summary, and does not purport to be a complete statement, of the principal terms of the 2006 Plan. This summary is subject to and qualified in its entirety by reference to the full text of the 2006 Plan as set forth in Appendix E.

General

Purpose; Term. The 2006 Plan provides for the grant of stock options (incentive and non-qualified), stock appreciation rights (“SARs”) and restricted stock awards to eligible participants. The stated purpose of the 2006 Plan is to afford an incentive to such eligible participants to acquire a proprietary interest in the Company and to enable the Company and its subsidiaries to attract and retain such participants. If approved and unless sooner terminated in accordance with its terms, the 2006 Plan will terminate upon the close of business on August 4, 2016.

Administration. The 2006 Plan may be administered by either the full Board of Directors or a committee it appoints that is composed of at least two non-employee directors, each of whom shall be a “disinterested person” under applicable rules and regulations (the full Board or such committee sometimes hereinafter referred to as the “Committee”). Subject to the terms of the 2006 Plan, the Committee has the authority to determine (i) the individuals to whom, and the time or times at which, awards are made, (ii) the type and size of each award, (iii) the other terms and conditions of each award, including price and conditions to vesting, which terms and conditions need not be identical across recipients, and (iv) any modifications, amendments or adjustments to such terms and conditions. The Committee also has the authority, subject to the express provisions of the 2006 Plan, to interpret the plan, to prescribe, amend and rescind rules and regulations relating to the plan, to determine the terms and provisions of the respective instruments and agreements, and to make all other determinations and take all other action necessary or advisable for the administration of the 2006 Plan. Any such construction or interpretation of the terms and provisions of the 2006 Plan shall be conclusive.

Shares Subject to the Plan. The maximum number of shares that may be issued under the 2006 Plan is 10,000,000 shares of Common Stock (which amount is subject to adjustment as described herein). Such shares may be either authorized and unissued shares or treasury shares of Common Stock.

Reversion of Shares. There are certain circumstances under which shares of Common Stock that are already subject to an outstanding award under the 2006 Plan may revert to the plan and become available for reissuance. Specifically, if any award is forfeited, or if any stock option (and related SAR, if any) terminates, expires or lapses for any reason without being exercised in full or ceases for any reason to be exercisable in whole or in part, or if any SAR is exercised for cash, then the un-purchased shares of Common Stock subject to such awards shall again be available for distribution under the plan.

Eligible Participants. Eligible participants include employees, salaried officers and other key persons employed or retained by the Company or its subsidiaries, and any non-employee director, consultant, vendor or other individual having a business relationship with the Company or its subsidiaries to the extent not prohibited by law. As of June 8, 2007, the Company had 86 full-time employees, one of whom is the Company’s only current executive officer. As of June 8, 2007, there were two members of the Board of Directors who were not employees of the Company.

Termination, Modification and Amendment. The Board of Directors may at any time, and from time to time, modify or amend the 2006 Plan in whole or in part in any respect deemed advisable, provided that the Board may not, without the approval of a majority of the outstanding Common Stock present or represented and entitled to vote at a meeting duly held in accordance with applicable law (or written consent in lieu thereof):

•	increase the number of shares available for the grant of awards under the 2006 Plan (except in connection with changes in the capitalization of the Company, such as a stock split);

•	extend the term of the 2006 Plan or the period during which awards may be granted or exercised;

•
reduce the stock option price below 100% (110% in the case of an incentive stock option granted to a 10% holder) of the “fair market value” of the shares issuable upon exercise of stock options at the time of the granting thereof, other than to change the manner of determining the fair market value thereof;

•	alter the maximum number of shares available for the grant of awards in the form of incentive stock options and restricted stock;

•	materially increase the benefits accruing to participants under the 2006 Plan;

•	modify the requirements as to eligibility for participation in the 2006 Plan;

•	modify the nature of the awards which may be granted under the 2006 Plan;

•
with respect to stock options which are incentive stock options, amend the 2006 Plan in any respect which would cause such stock options to no longer qualify for incentive stock option treatment pursuant to the Internal Revenue Code of 1986, as amended (the “Code”); and

•	alter the provisions with respect to minimum vesting schedules relating to awards in the form of restricted stock.

In addition, no termination or amendment of the 2006 Plan may, without the consent of the individual participant, adversely affect the rights of such participant under an award previously granted.

Options

The following is a description of the permissible terms of options under the 2006 Plan, which may be granted as either incentive stock options (“ISOs”), or options intended to qualify as incentive stock options within the meaning of Section 422 of the Code, or non-qualified stock options (“NSOs”), or options not intended to qualify as ISOs. Stock options may be granted alone or in addition to other awards. Each option granted under the 2006 Plan shall be evidenced by an option agreement clearly identifying the status of the option as either an ISO or NSO and complying in all respects with the terms of the 2006 Plan. Additional terms and conditions may apply to the grant of any stock option award under the plan.

Exercise Price. The exercise price for any option shall be as set forth in the applicable option agreement, but in no event shall it be less than the fair market value on the date of grant. The exercise price for an ISO may not be less than 100% of the fair market value of the Common Stock on the date of grant. If such ISO is granted to an employee who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parents or subsidiaries, the exercise price may not be less than 110% of the fair market value on the date of grant.

Fair Market Value. Under the 2006 Plan, fair market value means, as of any given date:

(i)
if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock on the Composite Tape, as published in The Wall Street Journal, of the principal national securities exchange on which the Common Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares;

(ii)
if the Common Stock is not listed or admitted to trade on a national securities exchange, the mean between the closing bid and asked price for the Common Stock on such date, as furnished by the Over-The-Counter Bulletin Board (the “OTCBB”);

(iii)
if the Common Stock is not listed or admitted to trade on a national securities exchange and closing bid and asked prices are not furnished by the OTCBB, the mean between the closing bid and asked price for the Common Stock on such date, as furnished by the Pink Sheets, LLC (“Pink Sheets”) or similar organization; and

(iv)
if the stock is not listed or admitted to trade on a national securities exchange and if bid and asked prices for the Common Stock are not furnished by the OTCBB, Pink Sheets or a similar organization, the value established in good faith by the Board (or Committee) taking into account such facts and circumstances deemed to be material to the value of the Common Stock in the hands of the eligible person.

Notwithstanding the foregoing, for purposes of granted NSOs or SARs, the fair market value of Common Stock shall be determined in accordance with the requirements of Code Section 409A, and for purposes of granting ISOs, fair market value shall be determined in accordance with the requirements of Code Section 422.

Maximum Stock Option Grant. With respect to options that are intended to qualify as ISOs, the aggregate fair market value (determined as of the time the option is granted) of the Common Stock with respect to which ISOs granted to any participant (whether under the 2006 Plan or under any other stock option plan of the Company or its subsidiaries) become exercisable for the first time in any calendar year may not exceed $100,000. The number of shares for which any participant, in any calendar year, may be granted options under the 2006 Plan not treated as ISOs shall be limited to not more than 1,500,000.

Option Duration. The term of each option shall be no later than 10 years from the date of grant, except that in the case of an ISO that is awarded to an employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, the term of the ISO must be five years (or such shorter period as the Board determines).

Exercise of Option and Payment for Stock. Stock options are exercisable at such time or times and subject to such conditions as set forth in the agreement evidencing such option, subject to the provisions of the 2006 Plan.

The consideration to be paid for shares to be issued upon exercise of an option may be made by delivery of cash or a certified or bank check to the Company, or such other instrument as the Company may accept. The Board may also permit a participant to use shares of already-owned Common Stock having a fair market value equal to the exercise price of the option to satisfy payment of the exercise price, or to comply with any exercise and sell (or cashless exercise) program which the Company has established with a broker-dealer.

Effect of Recipient’s Termination of Service, Death or Disability. In the event that the service of an individual to whom an option was granted terminates (otherwise than by reason of such individual’s death or total disability, or for cause), such option may be exercised (if and to the extent that such individual was entitled to do so at the date of termination of such individual’s service) at any time within three months after such termination, but in no event after the expiration of the term of the option. No option granted under the 2006 Plan may be exercised by a participant following termination of such participant's employment for cause. “Termination for cause” shall mean dismissal for dishonesty, conviction or confession of a crime punishable by law (except minor violations), fraud, misconduct or disclosure of confidential information. If the service of an individual to whom a stock option has been granted under the 2006 Plan is suspended pending an investigation of whether or not the individual shall be terminated for cause, all of the individual’s rights under any option likewise shall be suspended during the period of investigation.

In the event of the death or total disability of an individual to whom an option has been granted under the 2006 Plan while serving as an “eligible person”, or within three months after the termination of such service, other than for cause, such option may be exercised (if and to the extent that the deceased individual was entitled to do so at the date of such individual’s death or total disability) by a legatee or legatees of such participant under such individual's last will and testament or by such individual’s personal representatives or distributees, at any time within 12 months after such individual’s death or total disability, but in no event after the expiration of the term of the option.

As used in the 2006 Plan, the term “total disability” refers to a mental or physical impairment of the individual which has lasted or is expected to last for a continuous period of 12 months or more and which causes the individual to be unable, in the opinion of the Company and two (if more than one is required by the Company in its sole discretion) independent physicians, to perform such individual’s duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two (if more than one is required by the Company in its sole discretion) independent physicians have furnished their opinion of total disability.

Non-Transferability. Options are not transferable by the person to whom they are granted except by will or the laws of descent and distribution, and, during the life of the recipient, shall be exercisable only by the recipient or such recipient’s guardian or legal representative. Notwithstanding the foregoing, the Committee has the authority to grant stock options that are transferable to members of a participant’s immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners. Any such transferable options would be subject to the same terms and conditions as if such option had not been transferred.

SARs

Generally. SARs may be granted in conjunction with stock options and other awards under the 2006 Plan. In the case of NSOs, such rights may be granted either at or after the time of grant. In the case of ISOs, such rights may be granted only at the time of grant. SARs terminate and are no longer exercisable upon the termination or exercise of the related stock option.

Exercise. SARs may be exercised by a participant by surrendering the applicable portion of the related stock option in accordance with procedures established by the Committee. Upon such exercise and surrender, the participant is entitled to receive an amount determined in the manner described below. Stock options which have been so surrendered shall no longer be exercisable to the extent the related SARs have been exercised.

Upon the exercise of a SAR, a participant shall be entitled to receive an amount in cash, shares of Common Stock or both, in value equal to the excess of the fair market value of one share of Common Stock over the option price per share specified in the related stock option multiplied by the number of shares in respect of which the SAR shall have been exercised, with the Committee having the right to determine the form of payment.

Transferability. SARs are transferable only to permitted transferees of the underlying stock option.

Restricted Stock Awards

Generally. Shares of restricted stock may be awarded either alone or in addition to other awards granted under the 2006 Plan, and will be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of restricted stock shall be registered in the name of such recipient and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award. Each award of restricted stock shall be confirmed by, and be subject to, the terms of a restricted stock agreement.

The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any award of restricted stock, the participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such award.

Terms and Conditions. The Committee may, prior to or at the time of grant, designate an award of restricted stock as a “qualified performance-based award”, in which event it shall condition the grant or vesting, as applicable, of such restricted stock upon the attainment of performance goals. If the Committee does not designate an award of restricted stock as a qualified performance-based award, it may condition the grant or vesting thereof upon the attainment of performance goals and/or the continued service of the participant. The conditions for grant or vesting and the other provisions of restricted stock awards (including without limitation any applicable performance goals) need not be the same across recipients. The Committee also may at any time, in its sole discretion, accelerate or waive, in whole or in part, any of the foregoing restrictions; provided, however, that in the case of restricted stock that is a qualified performance-based award, the applicable performance goals must have been satisfied prior to such acceleration or waiver and further, provided, that the Committee does not have such power to the extent that the mere possession (as opposed to the exercise) of such power would result in adverse tax consequences to any participant under Code Section 409A.

Non-Transferability. Subject to the provisions of the Plan and the applicable restricted stock agreement, during the period, if any, set by the Committee, commencing with the date of such award for which such participant's continued service is required (the “Restriction Period”), and until the later of (i) the expiration of the Restriction Period and (ii) the date the applicable performance goals (if any) are satisfied, the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of restricted stock; provided, however, that the foregoing shall not prevent a participant from pledging restricted stock as security for a loan, the sole purpose of which is to provide funds to pay the option price for options.

Rights of Recipient. Except as otherwise provided in the 2006 Plan and in the participant’s restricted stock agreement, the participant shall have, with respect to the shares of restricted stock, all of the rights of a stockholder of the Company holding the class or series of Common Stock that is the subject of the restricted stock, including, if applicable, the right to vote the shares and the right to receive any dividends.

Termination of Service. Except to the extent otherwise provided in the applicable restricted stock agreement or the 2006 Plan, upon a participant’s termination of employment for any reason during the Restriction Period or before the applicable performance goals are satisfied, all shares still subject to restriction shall be forfeited by the participant. Except to the extent otherwise provided in the 2006 Plan, in the event that a participant retires or such participant’s employment is involuntarily terminated, the Committee shall have the discretion to waive, in whole or in part, any or all remaining restrictions with respect to any or all of such participant’s shares of restricted stock.

Vesting Generally. Subject to certain limitations, no award in the form of restricted stock, the vesting of which is conditioned only upon the continued service of the participant, shall vest earlier than the first, second and third anniversaries of the date of grant thereof, on each of which dates a maximum of one-third of the shares of Common Stock subject to the award may vest, and no award in the form of restricted stock, the vesting of which is conditioned upon the attainment of specified performance goals, shall vest earlier than the first anniversary of the date of grant thereof.

Corporate Changes

Adjustments upon a Change in Capitalization. In the event of changes in the outstanding shares of Common Stock of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations or liquidations, then the number and class of shares available under the 2006 Plan, the number and class of shares or the amount of cash or other assets or securities available upon the exercise of any award granted under the plan and the number of shares to be issued pursuant to an award shall be correspondingly adjusted, to the end that the participant’s proportionate interest in the Company, any successor thereto or in the cash, assets or other securities into which shares are converted or exchanged, shall be maintained to the same extent, as near as may be practicable, as immediately before the occurrence of any such event.

Reorganization, Liquidation or Dissolution. In the event of a reorganization, merger or consolidation in which the Company is not the surviving corporation, or a sale of all or substantially all of the assets of the Company to another person or entity (each a “Material Transaction”), unless otherwise provided in the applicable agreement, the Committee shall (i) provide for the assumption of outstanding awards, or the substitution of outstanding awards for new awards, with appropriate adjustments as to the number, kind and prices of shares subject to such awards, as determined in good faith by the Board in its sole discretion, or (ii) provide that the vesting of each outstanding stock option and SAR shall automatically be accelerated so that 100% of the unvested shares covered by such award shall be fully vested upon the consummation of the Material Transaction. The Committee may provide notice to participants that all outstanding options must be exercised on or before a specified date, after which the options and SARs shall terminate, or terminate each outstanding stock option and SAR in its entirety and exchange such award for a payment of cash, securities and/or property equal to the fair market value of the Common Stock into which such award was convertible, less the exercise price. The 2006 Plan also permits the Committee to provide that the restrictions and deferral limitations applicable to any restricted stock shall lapse, and such stock shall become free of all restrictions and become fully vested and transferable. All of the foregoing powers are subject to Section 409A of the Code.

In the event of the dissolution or liquidation the Company, whether voluntary or otherwise, that is not a Material Transaction, all outstanding unexercised stock options and SARs must be exercised, if at all, within a prescribed period, and awards not exercised within such period shall thereafter terminate.

Exchange and Buyout of Awards

The Committee may at any time authorize the Company, with the consent of the respective participants, to issue new awards in exchange for the surrender and cancellation of any or all outstanding awards. The Committee also may authorize the Company to buy from a participant an award previously granted with payment in cash, shares (including restricted stock) or other consideration, based on such terms and conditions as the Committee and the participant may agree.

Tax Matters

Incentive Stock Options.  In general, taxable income is recognized with respect to an ISO only upon the sale of Common Stock acquired through the exercise of the ISO (“ISO Stock”) and not in connection with the grant or exercise of such ISO. However, the exercise of an ISO may subject the recipient to the alternative minimum tax. The tax consequences of selling ISO Stock will vary with the length of time that the recipient has owned the ISO Stock at the time it is sold. If the recipient sells ISO Stock after having owned it for the greater of (a) two years from the date the option was granted, and (b) one year from the date the option was exercised, then the recipient will recognize a long-term capital gain in an amount equal to the excess of the amount realized by the recipient on the sale price of the ISO Stock over the exercise price. If the recipient sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the grant date and one year from the exercise date (a “Disqualifying Disposition”), then all or a portion of the gain recognized by the recipient will be ordinary compensation income and the remaining gain, if any, will be a capital gain. Any capital gain realized by the recipient from the sale of ISO Stock will be a long-term capital gain if the recipient has held the ISO Stock for more than one year prior to the date of sale. If a recipient sells ISO Stock for less than the exercise price, then the recipient will recognize a capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the recipient has held the ISO Stock for more than one year to the date of sale.

Nonstatutory Stock Options. As with ISOs, the grant of NSOs with an exercise price per share that is at least equal to the fair market value of a share of Common Stock on the date of grant does not result in the recognition of taxable income to the recipient. The exercise of an NSO results in the recognition of ordinary income to the recipient in the amount by which the fair market value of the Common Stock acquired through the exercise of the NSO (“NSO Stock”) on the exercise date exceeds the exercise price. Because of this tax consequence, NSOs are typically exercised simultaneously with the sale of the NSO Stock. If the NSO stock is not sold upon exercise, the recipient acquires a tax basis in the NSO Stock equal to the effective fair market value of the stock on the day of exercise (i.e., the exercise price plus any income recognized upon the exercise of the option). The sale of NSO Stock generally will result in the recognition of a capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the recipient’s tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the recipient has held the NSO Stock for more than one year prior to the date of the sale and any such capital gain may be eligible for the lower capital gains rate if held for more than a year.

Notwithstanding the above, in the case of an award of an in-the-money NSO (i.e., an NSO with a below- fair market value exercise price on the date of grant), this will be deemed to result in a deferral of compensation for purposes of Section 409A of the Code. Non-compliance with Section 409A can result in the imposition of income tax and penalties on a recipient at the time of grant of the option or upon later vesting.

Federal Income Tax Consequences to the Company in connection with Stock Options. The grant and exercise of ISOs and NSOs generally have no direct tax consequences to the Company. The Company generally will be entitled to a compensation deduction with respect to any ordinary income recognized by a recipient, including income that results from the exercise of a NSO or a Disqualifying Disposition of an ISO. Any such deduction will be subject to the limitations of Section 162(m) of the Code. The Company has a statutory obligation to withhold appropriate income taxes from the ordinary income that is realized from the exercise of NSOs by employees.

Restricted Stock Awards. Restricted stock awards granted under the 2006 Plan generally have the following federal income tax consequences.

Upon acquisition of the stock, the recipient normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the recipient elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient.

Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to recipients who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Stock Appreciation Rights. No taxable income is realized upon the receipt of a SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the SAR or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the recipient.

Notwithstanding the above, a SAR is considered deferred compensation for purposes of Section 409A of the Code unless the following criteria are met: (1) the SAR can be settled only in stock of the recipient, (2) the stock underlying the SAR is publicly traded on an established securities market, (3) the recipient cannot elect upon exercise of the SAR to defer payout of the stock to a later date, and (4) the SAR pays only the excess in value of the underlying stock on the exercise date over the value of such stock on the grant date. Non-compliance with Section 409A can result in the imposition of income tax and penalties on a recipient at the time of grant of the SAR or upon later vesting.

Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options and SARs will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of “outside directors” and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

Awards to purchase restricted stock will qualify as performance-based compensation under the Treasury Regulations only if (i) the award is granted by a compensation committee comprised solely of “outside directors,” (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount -- or formula used to calculate the amount -- payable upon attainment of the performance goal).

The foregoing is only a summary of the effect of federal income taxation upon the recipient and the Company with respect to awards granted under the 2006 Plan. It does not purport to be complete and does not discuss the tax consequences arising in the event of a recipient’s death or the income tax laws of the municipality, state or foreign country under which the recipient’s income may be taxable.

New Plan Benefits

Awards of stock options, restricted stock, and SARs made to eligible participants under the 2006 Plan are subject to the discretion of the Board and/or the Compensation Committee and, therefore, are not determinable at this time, except that an aggregate 1,702,000 options have been awarded to 33 non-executive officer employees, all at $.50 per share, the fair market value on the date of grant of October 16, 2006. These awards are the only awards that have been made under the 2006 Plan and are subject to approval of the 2006 Plan by stockholders. No awards under the 2006 Plan have been made to our directors or executive officers.

Each future grant of an option under the 2006 Plan will be made at fair market value on the date of grant. Prices and consideration for restricted stock awards and SARs under the 2006 Plan will be as determined by the Board. The value of each such grant and award may depend on the market value of the Company’s Common Stock on the day of exercise and therefore cannot be determined or estimated at this time. The market value of the Company’s Common Stock on June 8, 2007 was $.77 per share.

Equity Compensation Plan Information

In addition to the 2006 Plan, the Company also has in place the 2005 Plan, under which options and awards of restricted stock may be granted to directors, officers, employees, and consultants of the Company and its subsidiaries up to a maximum of 2,000,000 shares of Common Stock. Both ISOs and NSOs may be granted under the 2005 Plan.

The following table sets forth information as of December 31, 2006 with respect to compensation plans, whether or not approved by stockholders, under which equity securities of the Company are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders 2005 Management and Director Equity Incentive Stock Option Plan	1,920,000		$0.82	80,000

Equity compensation plans not approved by security holders

Options issued under 2006 Employee Stock
Incentive Plan (1)
Options issued to Officer/Directors (2)
Warrants issued with Preferred Stock (3)
Warrants issued with Common Stock (4)
Warrants issued for services (5)
Warrants issued for financial services (6)
Warrants issued for IR services (7)
Warrants issued in settlement of debt (8)
	1,702,000 4,100,000 8,335,000 483,123 848,420 1,000,000 200,000 52,500	$ $ $ $ $ $ $ $	0.50 0.50 0.50 2.00 0.46 0.50 0.50 2.00	1,298,000 -0- -0- -0- -0- -0- -0- -0-
Total	18,641,043			1,378,000

(1)	The 2006 Plan was approved and adopted by the Board of Directors on August 4, 2006, and is scheduled to become effective upon the approval of the Company’s stockholders at the Meeting.
(2)	The Company has and will likely continue to provide non-qualified stock options to officers and directors as part of their annual compensation. (See “Compensation Discussion and Analysis” above.)
(3)
The Company has and will most likely continue to attach warrants to issuances of preferred stock as additional consideration to preferred holders in order to attract equity investment. These warrants are necessary based on the significant level of risk involved in such an investment and the financial condition of the Company.

(4)
The Company has and will most likely continue to attach warrants to issuances of Common Stock as additional consideration to common holders in order to attract equity investment. These warrants are necessary based on the significant level of risk involved in such an investment and the financial condition of the Company.

(5)	From time to time, the Company has issued warrants to providers of legal and consulting services in lieu of cash payments for those services.
(6)
The Company has and will most likely continue to issue warrants to financial advisors who assist with the placement of the Company’s debt or equity instruments. The issuance of warrants to these advisors reduces the cash costs that would otherwise be associated with raising capital.

(7)
The Company has generally included warrants in compensation agreements for providers of investor relations and/or public relations services. This practice significantly reduces the cash costs to the Company in order to obtain these services.

(8)	During 2006, the Company issued warrants as part of the final payment of an outstanding note payable.

Approval of the 2006 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and voting on the matter. Abstentions and broker non-votes will not be counted as shares voting on such matter and accordingly will have no effect on the approval of this Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE
FOR ADOPTION OF THE 2006 EMPLOYEE STOCK INCENTIVE PLAN.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm

Webb & Company, P.A. was the Company’s independent auditor and examined the financial statements of the Company for the fiscal years ending December 31, 2006 and 2005. The Audit Committee has selected Webb & Company as the independent auditor of the Company for the fiscal year ending December 31, 2007. A representative of Webb & Company is not expected to attend the Meeting and be available to make a statement and answer appropriate questions from stockholders.

The Company engaged Webb & Company, P.A. to replace De Joya & Company. The Company made this change because its subsidiary, InfoByPhone, had become the sole operating company of the Company, and it was deemed desirable to use InfoByPhone’s existing auditors, Webb & Company, on a going-forward basis. This change in the Company’s independent public accountant was approved by the full Board of Directors of the Company on July 28, 2005. De Joya & Company did not audit the Company’s financial statements for any fiscal year period. The firm was engaged on January 31, 2005 to replace Chavez & Koch, CPA, which firm resigned because it decided to no longer represent public companies and did not renew its certificate with the Public Company Accounting Oversight Board. Chavez & Koch was the Company’s independent auditor and examined the financial statements of the Company for the fiscal year ending September 30, 2004. The Company changed its fiscal year end to December 31 in 2004.

The audit report of Chavez & Koch on the financial statements of the Company as of and for the fiscal year ended September 30, 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles, other than to contain an explanatory paragraph as to the Company’s ability to continue as a going concern.

During the period from October 1, 2003 through July 28, 2005, there were no disagreements between the Company and De Joya & Company, or the Company and Chavez & Koch, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to De Joya & Company’s or Chavez & Koch’s satisfaction would have caused either firm to make reference to the subject matter of the disagreement(s) in connection with its reports.

Fees

Audit Fees. The aggregate fees billed by Webb & Company for professional services rendered for the audit of the Company’s annual financial statements and review of the financial statements included in the Company’s quarterly reports or services that are normally provided by the firm in connection with statutory and regulatory filings or engagements during fiscal 2006 and 2005 were $60,712 and $71,405, respectively.

Audit Related Fees. No fees were billed by Webb & Company for either of the fiscal years ended December 31, 2006 or 2005 for assurance and related services reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax Fees. No fees were billed by Webb & Company for professional services rendered for tax compliance, tax advice and tax planning during the fiscal years ended December 31, 2006 and 2005.

All Other Fees. No fees were billed by Webb & Company for products or services during the fiscal years ended December 31, 2006 and 2005 other than as disclosed above.

Pre-Approval Policies

It is the policy of the Audit Committee to pre-approve the audit and permissible non-audit services performed by the Company’s registered independent public accountants in order to ensure that the provision of such services does not impair the firm’s independence, in appearance or fact. In fiscal 2006, the Audit Committee did not pre-approve any audit and permissible non-audit services; the Audit Committee intends to properly approve all such services in the future.

ADDITIONAL INFORMATION

Transaction of Other Business

The Board of Directors knows of no other business that will be presented for consideration at the Meeting other than that described above. If any other business should come before the Meeting, however, it is the intention of the persons named in the enclosed proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

Stockholder Proposals for 2008 Annual Meeting

In order to be eligible for inclusion in the Company’s proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received by the Company no later than March 12, 2008. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

In order for a matter to be properly brought before a meeting but not presented in the Company’s proxy statement for such meeting, a stockholder must provide the Company notice at least 45 days before the date of mailing of this Proxy Statement. If the meeting date for next year’s annual meeting of stockholders is more than 30 days from the date of this year’s meeting, then notice must be received by the Company a reasonable time before it mails its proxy materials for the 2008 annual meeting of stockholders..

Solicitations

The cost of the solicitation of proxies will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone, facsimile or e-mail without additional compensation. The Company will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy materials to those persons for whom they hold voting securities and request instructions for voting the proxies. The Company will reimburse such brokerage houses and other persons for their reasonable expenses in connection with their distribution of Company proxy materials.

Annual Report on Form 10-KSB

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2006, WHICH CONTAINS FINANCIAL STATEMENTS AND OTHER INFORMATION OF INTEREST TO STOCKHOLDERS, ACCOMPANIES THIS PROXY STATEMENT. STOCKHOLDERS MAY, UPON WRITTEN REQUEST AND UPON PAYMENT OF A REASONABLE FEE, ALSO OBTAIN COPIES OF THE EXHIBITS TO THE ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2006. REQUESTS SHOULD BE MADE IN WRITING TO: ASKMENOW, INC., 26 EXECUTIVE PARK, SUITE 250, IRVINE, CALIFORNIA 92614, ATTENTION: CHIEF EXECUTIVE OFFICER.

By Order of the Board of Directors

Darryl Cohen
Chief Executive Officer and Chairman of the Board

APPENDIX A
AskMeNow, Inc.

AUDIT COMMITTEE CHARTER

(As adopted on June 18, 2007)

Purpose

The primary purpose of the Audit Committee (the “Committee”) is to represent and assist the Board of Directors (the “Board”) in fulfilling its responsibilities for oversight of: the Company’s accounting and financial reporting processes; the preparation, presentation and integrity of the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public and other users thereof; the adequacy and efficacy of the Company’s systems of accounting, auditing and financial controls; the Company’s compliance with legal and regulatory requirements; the conduct, independence and qualifications of the Company’s independent registered public accounting firm; and the performance of the annual independent audit of the Company’s financial statements.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and to retain outside counsel, auditors and other experts for this purpose. The Board and the Committee are in place to represent the Company’s stockholders: accordingly, the Company’s independent registered public accounting firm is ultimately accountable to the Committee and the Board.

The Committee shall review the adequacy of this Charter periodically and recommend to the Board any necessary changes. The Committee shall also engage in an annual self-assessment with the goal of continuing improvement.

Membership

The Committee shall be comprised of at least one director, and each such director shall be independent as required by all applicable rules and regulations, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Accordingly, all of the members will be directors who:

1.
have no relationship to the Company or its subsidiaries that may interfere with the exercise of their independent judgment in carrying out their responsibilities as a Committee member and who therefore are, in the judgment of the Board, independent; and

2.	in the judgment of the Board, possess the ability to read and understand the Company’s fundamental financial statements and are financially literate.

Examples of relationships that may interfere with a Committee member’s independence include: (a) being employed by the Company or any of its affiliates for the current year or any of the past three years; (b) accepting any compensation from the Company or any if its affiliates other than compensation for Board service, benefits under a tax-qualified retirement plan, or non-discretionary income; or (c) being a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments that are or have been significant to the Company or business organization in any of the past three years.

A director who does not meet the standards of independence nevertheless may be appointed to the Committee, under exceptional and limited circumstances, if the Board determines that membership on the Committee by the individual is required by the best interest of the Company and its shareholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for the determination.

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Within the time frame required by applicable rules, the Committee shall have at least one audit committee financial expert. Designation of such audit committee financial expert shall be made annually by the Board of Directors.

The members of the Committee shall be elected by the Board at the annual meeting of the Board and shall serve on the Committee for a term of one year or until the Board appoints a successor. A Chair shall be appointed by the Board.

The Committee may designate, where appropriate, one or more of its members to perform certain of its duties on its behalf, subject to such reporting or ratification by the Committee as the Committee may direct.

Responsibilities and Duties

The Committee’s job is one of oversight, recognizing that Company management is responsible for the preparation and integrity of the Company’s financial statements and that the independent registered public accounting firm is responsible for auditing those financial statements. In addition, the Committee recognizes that members of the Company’s financial management team, as well as the independent registered public accounting firm, have more time, knowledge and detailed information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent registered public accounting firm’s work. Each member of the Committee shall be entitled to rely on the integrity of the persons and organizations within and without the Company that provide information to the Company and the accuracy and completeness of the financial and other information provided to the Committee by such persons and organization absent actual knowledge to the contrary.

Further, while the Committee has the responsibilities set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or determine that the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles (“GAAP”). This is the responsibility of management and the Company’s independent registered public accounting firm. Nor is it the duty of the Committee to conduct investigations, resolve disagreements (if any) between the independent registered public accounting firm and management, or to assure compliance with laws and regulations.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

Audits and the Relationship with the Independent Registered Public Accounting Firm

•
The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review and/or attest services for the Company. The independent registered public accounting firm and any other accounting or auditing firm engaged by the Company shall report directly to the Committee.

•
In furtherance of the above, the Committee shall evaluate the performance of the independent registered public accounting firm, and obtain and review written periodic reports (at least annually) from such firm describing:

•	the independent registered public accounting firm’s internal quality-control procedures;

•
any material issues raised by the most recent internal quality-control review, or peer review, of the independent registered public accounting firm, or by any inquiry or investigation by governmental or professional authorities (including the Public Company Accounting Oversight Board), within the preceding five years respecting one or more of the independent audits carried out by the independent registered public accounting firm; and

•	any steps taken to deal with such issues.

•
Annually, the Committee shall select or recommend to the Board for selection the independent registered public accounting firm. Factors considered in making the selection include the auditor’s independence, effectiveness and fees. In particular, the Committee shall consider whether the independent registered public accounting firm’s quality controls are adequate and whether the provision of non-audit services by the independent registered public accounting firm is compatible with maintaining the independent registered public accounting firm’s independence.

•
The Committee shall adopt and implement procedures for the review and pre-approval of audit and permissible non-audit services, and review and approve the fees and terms for all such services. The Committee may delegate to one or more of its members the authority to pre-approve non-audit services between regularly scheduled meetings, provided that such approvals are reported to the full Committee at its next meeting.

•	The Committee shall, at least annually and more frequently as circumstances dictate:

•
obtain and review from the independent registered public accounting firm a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1, as amended;

•
actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services and their impact on the independent registered public accounting firm’s objectivity and independence; and

•	if necessary, take (or recommend that the Board take) appropriate action to oversee the independence of the independent registered public accounting firm.

•
The Committee shall review with the independent registered public accounting firm any problems or difficulties encountered during the course of its audit work, any management letter(s) provided by the auditor and the Company’s response to such letter(s), and any disputes between management and the independent registered public accounting firm. The Committee shall also obtain and review timely reports from the independent registered public accounting firm with respect to material written communications between management and the auditor and related matters.

•
The Committee shall establish procedures for the Company regarding the hiring of employees or former employees of the independent registered public accounting firm in accordance with the rules and regulations of the SEC.

•
The Committee shall meet with the independent registered public accounting firm to review the planning of the audit, including the scope, staffing, locations, reliance on management, and general audit approach.

Financial Statements and Disclosure

•
The Committee shall review with management and the independent registered public accounting firm the audited financial statements to be included in the Company’s Annual Report on Form 10-KSB (or the Annual Report to Stockholders if distributed prior to the filing of the Form 10-KSB) and the report thereon, and including any disclosures with respect thereto in Management’s Discussion and Analysis, and review and consider with the independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61. Such review shall take place prior to the publication of the annual audited financial statements, and the Committee shall make its recommendation to the Board with respect to their inclusion in the Company’s Annual Report on Form 10-KSB or Annual Report to Stockholders, as appropriate.

•
As a whole, or between meetings through the Committee chair, the Committee shall review with the independent registered public accounting firm the Company’s interim financial results to be included in the Company’s quarterly reports to be filed with the SEC, and including any disclosures with respect thereto in Management’s Discussion and Analysis, and the matters required to be discussed by SAS Nos. 61 and 71. Such review will occur prior to the Company’s publication of the interim financial results.

•
The Committee, as a whole or between meetings through the Committee chair, shall review with management and the independent registered public accounting firm the Company’ earnings press releases prior to their release to the public, and periodically review and discuss the financial information and earnings guidance provided to analysts by the Company.

•
The Committee shall discuss with management and the independent registered public accounting firm any significant issues regarding the accounting principles, practices and judgments made in connection with the preparation of the Company’s financial statements. In this regard, the Committee shall obtain and review a report from the independent registered public accounting firm regarding all critical accounting policies and practices to be used in the Company’s financial statements and any major changes thereto, all alternative treatments of financial information within GAAP that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent registered public accounting firm, and other material written communications between the independent registered public accounting firm and management.

•	The Committee shall review the Company’s disclosure controls and procedures, and management’s assessment thereof.

•	As necessary, the Committee shall review with the independent registered public accounting firm and management:

•	significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements;

•	the clarity of the financial disclosures made by the Company;

•	potential changes in GAAP and other regulatory and accounting initiatives, and their effect on the Company’s financial statements; and

•	the effect of off-balance sheet structures and aggregate contractual obligations on the Company’s financial statements.

Internal Controls

•
The Committee shall discuss with management and the independent registered public accounting firm the quality, adequacy and effectiveness of the Company’s accounting, financial and other internal controls and procedures, including internal control over financial reporting, and elicit recommendations for both the improvement of existing controls and adoption of new controls.

•
The Committee shall obtain from management and the independent registered public accounting firm and review the disclosures made in connection with the certification process regarding the effectiveness of the Company’s internal control structure and procedures for financial reporting, including all significant deficiencies and material weaknesses in the design and operation of internal control over financial reporting, any fraud (whether or not material) that involves management or other employees having a significant role in internal control over financial reporting, and all changes to internal control over financial reporting, including corrective actions, since the last report.

Compliance Oversight and Other Responsibilities

•
The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and the confidential and anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	The Committee shall establish procedures for the review and pre-approval of related-party transactions in accordance with applicable rules and regulations.

•
The Committee shall review with the Company’s general and/or outside counsel legal matters that may have a material impact on the financial statements, the Company’s compliance with legal and regulatory requirements, and the Company’s Code of Business Conduct and Ethics, and any material reports or inquiries received from, or correspondence with, regulators or governmental agencies.

•	The Committee shall discuss with the independent registered public accounting firm the annual review of the executive officers’ and directors’ expense accounts and perquisites.

•
The Committee shall obtain from the independent registered public accounting firm the reports required to be furnished under Section 10A of the Exchange Act of 1934, as amended, and any information with respect to illegal or improper acts in accordance therewith.

•	The Committee shall review transactions between the Company, members of management, directors, and associates and affiliates thereof, in accordance with applicable rules and regulations.

•
The Committee shall review and discuss guidelines and policies by which the Company undertakes risk assessment and risk management, and discuss with management the Company’s major financial risk exposures and the steps taken or be taken to monitor and control such exposures.

Authority

The Committee shall have the resources and authority necessary to discharge its duties and responsibilities, including the authority to engage independent counsel and other advisers as it determines necessary. The Committee shall determine, in its capacity as a committee of the Board, appropriate funding for payment of, among other things, compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, compensation to any advisers employed by the Committee, and ordinary administrative expenses of the Committee that are deemed necessary or appropriate in carrying out its duties. In discharging its oversight role, the Committee shall be empowered to investigate any matters brought to its attention.

Reports and Communications

The Committee shall prepare a report each year for inclusion in the Company’s proxy statement relating to its annual stockholders’ meeting. The Committee is expected to maintain free and open communications with the Company’s independent registered public accounting firm, internal audit personnel, management and the Board.

Meetings

The Committee shall meet at least four times a year and at such other times as it deems necessary to fulfill its responsibilities. The Committee shall periodically meet separately, in executive session, with management, the independent registered public accounting firm and the Company’s internal audit personnel, and report (either as a committee or through the Committee chair) regularly to the Board with respect to its activities. Minutes of each such meeting shall be prepared, distributed and approved, and final versions maintained by the Secretary of the Company.

APPENDIX B
AskMeNow, Inc.

COMPENSATION COMMITTEE CHARTER

(As adopted on June 18, 2007)

Purpose and Goals

The Compensation Committee (the “Committee”) is appointed by the Board of Directors of the Company (the “Board”) to assist the Board with its responsibilities relating to compensation of the Company’s officers and directors and the development and administration of the Company’s compensation plans. The Committee has overall responsibility for evaluating and providing recommendations with respect to the compensation plans, policies and benefit programs for the Company. The goal of the Committee is to provide input, consultation, review and to recommend compensation programs that achieve the strategic goals and objectives of the Company, attract and retain key executives critical to the success of the Company, and align executive officers’ interests with the success of the Company.

Membership

The Committee shall be comprised of one or more members of the Board of Directors, each of whom shall be a “non-employee director” as defined by Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and an “outside director” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended.

The members of the Committee shall be appointed upon the recommendation of the Nominating and Corporate Governance Committee (the “Governance Committee”), and shall serve until the earlier of his or her resignation or removal or the election and qualification of such member’s successor. The Governance Committee shall designate one member of the Committee as Chairperson. Vacancies on the Committee shall be filled by a majority vote of the Governance Committee, and no member of the Committee shall be removed except by a majority vote of the Governance Committee.

Meetings and Operation

The Committee shall meet at least one time each fiscal year or more frequently as it may determine advisable in light of its responsibilities as set forth in this Charter. The Committee Chairperson shall preside, when present, over all meetings of the Committee and shall set the agenda for each meeting. Meetings of the Committee may be called by the Chairperson, the Chief Executive Officer, the Chief Financial Officer or any two or more members of the Committee.

The Committee may request any officer or employee of the Company, outside counsel or consultants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee shall have sole authority for and may retain compensation consultants as the Committee deems appropriate to assist the Committee with the performance of its duties and responsibilities under this Charter, including sole authority to approve the fees and other retention terms for such consultants.

The Committee shall determine its own rules of procedure, which shall be consistent with the by-laws of the Company and this Charter. A majority of the Committee shall constitute a quorum for the transaction of business, and the action by a majority of those present at a meeting at which a quorum is present shall be the act of the Committee. The Committee may meet by telephone or video conference and may act by written consent.

The Committee may form and delegate authority to subcommittees (consisting of one or more persons) when appropriate. Any such subcommittee shall report on its activities to the full Committee at its next meeting.

The Committee shall operate in compliance with all applicable requirements for compensation and stock option committees and any other applicable laws and regulations, including those of the U.S. Securities and Exchange Commission (the “SEC”).

Authority and Responsibilities

In carrying out its purpose, the Committee’s policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. While there is no “blueprint” to be followed by the Committee in carrying out its purpose, the following should be considered within the responsibility and authority of the Committee:

•	Compensation Strategy. Advise and provide guidance with respect to the compensation strategy and philosophy of the Company to meet the Company’s compensation goals and objectives.

•	Executive Compensation.

o
Evaluate and provide recommendations regarding executive compensation programs tied to the strategic and financial objectives of the Company and which will motivate executives by tying their compensation to the Company’s performance and returns to stockholders.

o
Review and provide input on the goals and objectives relevant to the compensation of the Chief Executive Officer of the Company. As part of the determination of the Chief Executive Officer’s compensation, the Committee shall, after receiving input from the Board, annually evaluate the Chief Executive Officer’s performance in light of corporate goals and objectives and recommend to the independent directors of the full Board the CEO’s compensation (including but not limited to base salary, bonus, stock and/or stock option grants) and other material terms of employment based on this evaluation.

o	Annually review and recommend to the independent directors of the full Board, for each senior management team member of the Company:

1.	corporate goals and objectives relevant to executive compensation,
2.
compensation levels and the mix of compensation instruments, including short-term and long-term incentive awards (and in making this determination, the Committee shall consider the Company’s performance and relative shareholder return, the value of similar compensation instruments at comparable companies, and the value of awards to such executive in past years),

3.	the annual base salary level,
4.	the annual bonus opportunity level,
5.	the long-term incentive opportunity level,
6.	employment and consulting agreements, severance arrangements, and change in control agreements/provisions as, when and if appropriate, and
7.	any special or supplemental benefits, including perquisites.

•	Director Compensation. Annually evaluate the appropriate level and form of compensation for members of the Board and committees of the Board, and recommend changes to the Board when appropriate.

•
General Compensation Programs. Monitor, review and provide guidance with respect to general compensation strategies and programs, including equity incentives and benefit programs, applicable to the Company’s employees.

•
Proxy Statement Disclosure. Assist in the preparation of required disclosure regarding executive compensation as required to be included in the Company’s proxy statement (and annual report, if necessary) in accordance with SEC rules and regulations.

•
Plans and Policies. Review and make recommendations to the Board and the shareholders regarding existing and proposed equity-based and incentive plans and administer or approve the administration of such plans, including with respect to the grant or award of options or stock thereunder. Determine the Company’s policy regarding deductibility of compensation under Section 162(m) of the Internal Revenue Code. Determine whether the Company has established an appropriate governance structure for the employee benefit plans of the Company and its affiliates.

•	Records. Keep a record of its actions and proceedings.

•	Reports to the Board. Regularly report its activities to the Board in such manner and at such times as the Committee deems appropriate.

•	Review Charter. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Nominating and Corporate Governance Committee and the Board.

•	Miscellaneous. Perform any other activities consistent with the Company’s charter, by-laws and applicable law, as well as this Charter, as the Committee deems appropriate or as requested by the Board.

APPENDIX C
AskMeNow, Inc.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

(As adopted on June 18, 2007)

Purpose and Goals

The primary function of the Nominating and Corporate Governance Committee (the “Committee”) shall be to assist the Board of Directors (the “Board”) in fulfilling its responsibilities by: reviewing and making recommendations to the Board regarding the Board’s size, structure and composition; establishing criteria for Board membership; identifying and evaluating candidates qualified to become members of the Board, including candidates proposed by stockholders; selecting, or recommending to the Board for selection, director nominees to be presented for approval at the annual meeting of stockholders and to fill vacancies on the Board; evaluating Company policies relating to the recruitment of Board members; developing and recommending to the Board corporate governance policies and practices applicable to the Company; monitoring compliance with the Company’s Code of Ethics; and handling such other matters as the Board or Committee deems appropriate. The Committee’s goal is to contribute to the effective representation of the Company’s stockholders and play a leadership role in shaping the Company’s corporate governance.

Composition

The Committee shall consist of one or more directors, each of whom shall satisfy the definition of “independent director” set forth in applicable rules and regulations. Committee members will be appointed by the Board and shall serve until their successors are duly elected and qualified or until their earlier resignation or removal. Committee members may be removed by the Board in its discretion. The Committee’s chairperson shall be selected by the Board or, if no such individual is selected, by the vote of a majority of the full Committee.

The Committee shall have the authority to delegate any of its responsibilities to subcommittees as it deems appropriate, provided that any such subcommittee also satisfies all applicable independence and other regulatory requirements.

Meetings, Advisors and Reports

The Committee shall meet, either in person or telephonically, as often as its members deem necessary to perform its responsibilities and fulfill its duties, provided that the Committee meet at least once a year.

The Committee shall have the authority to retain advisors (internal and external), including but not limited to third party search firms, to identify and assist in the evaluation of director candidates; the Committee shall also have the authority to terminate any such engagement and set the terms and fees therefor. The Company will provide for appropriate funding, as the Committee determines, for the payment of compensation for any such advisor.

The Committee will make regular reports to the Board and propose any action to the Board as it deems necessary.

The Committee will review and reassess the adequacy of this Charter periodically and recommend any proposed changes to the Board for approval. The Committee shall also annually evaluate its own performance.

C-1

Authority and Responsibilities

The Committee shall:

•
Develop and recommend to the Board criteria for the selection of individuals to be considered as candidates for election to the Board. Criteria that shall be used in connection with selecting director candidates shall include the candidate’s independence, as well as knowledge, experience and achievement, such that the Board reflects a broad range of talents, ages, skills and expertise.

•	Actively seek and identify individuals qualified to become members of the Board.

•	Review and evaluate director candidates, including candidates submitted by stockholders, and implement the Company’s policies and procedures with respect to stockholder nominations.

•	Select, or recommend for the Board’s selection by a majority of independent directors, nominees for directors to be presented for stockholder approval at the annual meeting of stockholders.

•	As necessary, select, or recommend to the Board for selection by a majority of independent directors, director nominees to fill vacancies on the Board.

•
Advise the Board on committee member qualifications, appointments and removals (taking into account the functions of each committee and the qualifications of Board members), committee structure and operations, and committee reporting to the Board.

•	Develop policies and make recommendations to the Board regarding the size, structure and composition of the Board.

•	Oversee the evaluation of the Board and its committees, which may include developing and recommending an annual self-evaluation process.

•
Develop and recommend to the Board corporate governance policies and practices applicable to the Company, and monitor and review such guidelines at least annually and recommend changes deemed necessary or appropriate by the Committee.

•	Monitor compliance with the Company’s Code of Ethics, and review such code and recommend any changes deemed necessary or appropriate by the Committee.

•
Generally advise the Board, as a whole, on corporate governance matters and perform any other activities consistent with this Charter, the Company’s By-laws and governing law, as the Committee and/or the Board deems appropriate.

Disclosure

The Company will make available this Charter on its website at www.askmenow.com.

C-2

APPENDIX D

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ASKMENOW, INC.

This Second Amended and Restated Certificate of Incorporation hereby amends and restates in its entirety that certain Certificate of Incorporation of AskMeNow, Inc. (formerly Ocean West Holding Corporation), as originally filed with the Secretary of State of the State of Delaware on August 15, 2000 and subsequently amended and restated by that certain Amended and Restated Certificate of Incorporation as filed on December 5, 2006, as effective December 18, 2006. This Second Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the Delaware General Corporation Law. The text of the Certificate of Incorporation is hereby amended and restated to read in full as follows:

1. Name. The name of the corporation is AskMeNow, Inc. (the “Corporation”).

2. Registered Office and Registered Agent. The address of the registered office of the Corporation in the State of Delaware is 222 Delaware Avenue, 9th Floor, in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at that address is The Delaware Corporation Agency.

3. Business. The nature of the business or purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

4. Capital Structure.

4.1. Authorized Shares. The total number of shares of capital stock which the Corporation shall have authority to issue is 310,000,000 shares, consisting of:

(a) 300,000,000 shares of common stock, par value $.01 per share (“Common Stock”); and

(b) 10,000,000 shares of preferred stock, par value $.01 per share (“Preferred Stock”), which the Corporation’s board of directors (the “Board of Directors”) may designate in one or more series in accordance with Section 6 below.

4.2. Preemptive Rights. No holder of shares of any class of stock of the Corporation now or hereafter authorized shall have any preferential or preemptive right to subscribe for, purchase or receive any shares of the Corporation of any class now or hereafter authorized, or any portions or warrants for such shares, or any securities convertible into or exchangeable for such shares, which may at any time be issued, sold or offered for sale by the Corporation.

5. Common Stock.

5.1 Dividends.

(a) When, as, and if dividends are declared by the Board of Directors, whether payable in cash, property, securities or rights of the Corporation or any other entity, the holders of shares of Common Stock shall be entitled to share equally in and to receive, in accordance with the number of shares of Common Stock held by each such holder.

(b) Dividends payable under this Section 5.1 shall be paid to the holders of record of the outstanding Common Stock as their names shall appear on the stock register of the Corporation on the record date fixed by the Board of Directors in advance of declaration and payment of each dividend. Any Common Stock issued as a dividend pursuant to this Section shall, when so issued, be duly authorized, validly issued, fully paid and non-assessable, and free of all liens and encumbrances. The Corporation shall not issue fractions of Common Stock on payment of such dividend but shall issue a whole number of shares to such holder of Common Stock rounded up or down in the Corporation’s sole discretion to the nearest whole number, without compensation to the stockholder whose fractional shares have been rounded down or from any stockholder whose fractional shares have been rounded up.

5.2. Liquidation Rights. Upon any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation, after payment shall have been made to holders of outstanding Preferred Stock, if any, of the full amount to which they are entitled pursuant to this Certificate of Incorporation and any resolutions that may be adopted from time to time by the Board of Directors in accordance with Section 6 below, the holders of Common Stock shall be entitled, to the exclusion of the holders of Preferred Stock, if any, to share ratably in accordance with the number of shares of Common Stock held by each such holder, in all remaining assets of the Corporation available for distribution among the holders of Common Stock, whether such assets are capital, surplus or earnings. For purposes of this Section, neither the consolidation or merger of the Corporation with or into any other corporation or corporations pursuant to which the stockholders of the Corporation receive capital stock and/or other securities (including debt securities) of the acquiring corporation (or of the direct or indirect parent corporation of the acquiring corporation), nor the sale, lease or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation as those terms are used in this Section 5.

5.3. Voting Rights.

(a) The holders of the Common Stock shall vote as a single class on all matters submitted to a vote of the stockholders, with each share of Common Stock entitled to one vote. The holders of Common Stock are not entitled to cumulative votes in the election of any directors.

(b) In the event that the shares of Common Stock shall be listed and quoted on an exchange or other trading system, the Board of Directors shall ensure, and shall have all powers necessary to ensure, that the membership of the Board of Directors and the voting rights of the holders of Common Stock shall at all times be consistent with the applicable rules and regulations, if any, for the Common Stock to be eligible for listing and quotation on such exchange or other trading system.

6. Preferred Stock. Subject to the provisions of this Certificate of Incorporation and applicable law, the Board of Directors is authorized to provide for the issuances of the shares of Preferred Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(a)  The number of shares constituting that series and the distinctive designation of that series;

(b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or series, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(c)  Whether that series shall have voting rights, in addition to the voting rights provided by law, and if so, the terms of such voting rights;

(d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund, and

(g)  The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series.

The Company shall initially have the series of preferred stock, which shall have the number of authorized shares and the preferences, rights and limitations, as described below.

“Series A Preferred Stock”

1. Number Authorized and Designation. Of the 10,000,000 shares of Preferred Stock authorized under Section 4 hereof, the Corporation shall have the authority to issue 1,500,000 shares designated as 10% (PIK) Preferred Stock, $10 per share face value, Series A Preferred Stock, $.01 par value per share, upon the terms, conditions, rights, preferences and limitations set forth herein (referred to herein as “Series A Preferred Stock”).

2. Rights, Preferences and Limitations. The relative rights, preferences and limitations of Series A Preferred Stock are as follows:

(a) Rank. The Series A Preferred Stock shall rank (i) senior to all of the Common Stock; (ii) prior to any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms junior to any Series A Preferred Stock of whatever subdivision (collectively, with the Common Stock, “Junior Securities”); (iii) on parity with any class or series of capital stock of the Corporation created specifically ranking by its terms on parity with the Series A Preferred Stock (“Parity Securities”), in each case, as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily (all such distributions being referred to collectively as “Distributions”).

(b) Dividends. The holders of record of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, dividends paid in shares of Series A Preferred Stock. Stock dividends shall be payable at the annual rate of ten (10%) percent, or $1.00 per share (e.g., one tenth of one share). The initial dividend paid after the date of original issuance of any shares or fractions of a share of Series A Preferred Stock shall accrue from such date of issuance on a pro rata basis. Dividends shall be payable to holders of record, as they appear on the stock books of the Corporation on such record dates as may be declared by the Board of Directors, not more than sixty (60) days, nor less than ten (10) days preceding the payment dates of such dividends. If the dividend on the Series A Preferred Stock, shall not have been paid or set apart in full for the Series A Preferred Stock when payable, the aggregate deficiency shall be cumulative and shall be fully paid or set apart for payment before any dividends shall be paid upon or set apart for, or any other distributions paid made on, or any payments made on account of the purchase, redemption or retirement of, the Common Stock or any other series of Preferred Stock of the Corporation ranking as to dividends or distributions of assets on liquidation, dissolution or winding up of Corporation junior to the Series A Preferred Stock other than, in the case of dividends or distributions, dividends or distributions paid in shares of Common Stock or such other junior ranking stock. When dividends are not paid in full upon the shares or fractions of a share of Series A Preferred Stock and any other Preferred Stock ranking on a parity as to payment of dividends with this Series A Preferred Stock, all dividends declared upon this series and any other Preferred Stock ranking on a parity as to dividends with this series shall be declared, pro rata, so that the amount of dividends declared per share or fraction of a share on this Series A Preferred Stock and such other Preferred Stock shall in all cases bear to each other the same rates that accrued dividends per share on the shares of Series A Preferred Stock and such other Preferred Stock bear to each other. Accumulations of dividends on the Series A Preferred Stock shall not bear interest.

(c) Conversion. The number of fully paid and non-assessable shares of Common Stock to which a holder of Series A Preferred Stock shall be entitled to receive upon conversion shall be the product obtained by multiplying the Conversion Rate (as hereinafter defined) by the number of shares of Series A Preferred Stock being converted at any time. The conversion rate in effect on the conversion date for the Series A Preferred Stock (“Conversion Rate”) shall be determined after the closing of the Corporation’s private offering, which commenced on March 21, 2006 (the “Offering”), in accordance with the provisions of either subsection (d) or (e) below, in each case subject to adjustment whenever there shall occur a stock split, stock dividend, combination, recapitalization, reclassification or other similar event involving a change in the Common Stock.

(d) Mandatory Conversion. The face value of each share of Series A Preferred Stock will convert into Common Stock of the Corporation at the Corporation’s sole discretion anytime after the effective date of the registration statement covering the underlying shares of Common Stock at a 20% discount to Market (defined below), provided that the Common Stock is trading above $1.25 per share for the 20 consecutive days prior to the date of notice of conversion. However, under no circumstances will the conversion price be less than $1.00 per share or more than $1.65 per share. For purposes of this subsection (d), “Market” shall be defined as the average closing bid price for the Common Stock for the 20 consecutive trading days prior to the notice of conversion.

(e) Voluntary Conversion. Upon the election of an investor (“Investor”) at any time after the last closing of the Offering, the face value of each share of Series A Preferred Stock is convertible at a price equal to the Volume Weighted Average Price (“VWAP”) less 20% for the 6 months prior to the date of conversion. However, under no circumstances will the conversion price be less than $1.00 per share or more than $1.65 per share.

(f) Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of the Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of the Common Stock as determined by the Board of Directors in good faith. Before any holder of Preferred Stock shall be entitled to receive certificates representing shares of Common Stock issuable upon conversion of the Preferred Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Preferred Stock, and shall give written notice to the Corporation at such office that he elects to convert the same, and shall state therein his name or the name or names of his nominees in which he wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable after receipt of the certificate(s) representing Preferred Stock, issue and deliver at such office to such holder of Preferred Stock, or to his nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid. Conversions shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

(g) Adjustment to Conversion Price for Stock Dividends, Stock Splits and Combinations. In the event the Corporation shall at any time or from time to time effect a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased, and, conversely, in the event the Corporation shall at any time or from time to time combine the outstanding shares of Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment pursuant to this subsection (g) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(h) Reservation of Shares. The Corporation shall at all times reserve out of its authorized but unissued shares of Common Stock such number of shares of Common Stock as shall from time to time be sufficient to permit the conversion of all of the Series A Preferred Stock then outstanding, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred Stock, the Corporation shall take such action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose. All shares of Common Stock issued upon due conversion of shares of Series A Preferred Stock shall be validly issued, fully paid and non-assessable.

(i) Rights Upon Conversion. All shares of Series A Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate except only the right of the holder thereof to receive shares of Common Stock in exchange therefore and payment of any accrued and unpaid dividends thereon.

(j) Voting Rights. Except as provided by the Delaware General Corporation Law, holders of Series A Preferred Stock shall have no voting rights on matters submitted to a vote of stockholders of the Corporation.

(k) Preemptive Rights. Holders of Series A Preferred Stock shall have no preemptive rights.

(l) Liquidation Rights. Upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, each holder of shares of Series A Preferred Stock shall be entitled to receive, immediately after any distribution of securities required by the Certificate of Incorporation, in preference to any distributions of any of the assets or surplus funds of the Corporation to the holders of the Common Stock and pari passu with any distribution of Parity Securities, an amount equal to $10 per share of Series A Preferred Stock plus an additional amount equal to any dividends declared but unpaid on such shares before any payments shall be made or any assets distributed to holders of any class of Common Stock. If, upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation shall be insufficient to pay the holders of shares of the Series A Preferred Stock the amount required under the preceding sentence, then all remaining assets of the Corporation shall be distributed ratably to holders of the shares of the Series A Preferred Stock. An amount equal to $10 per share, plus an additional amount equal to any dividend declared but unpaid on such Common Stock, shall then be paid ratably to the holders of the Common Stock. All assets remaining thereafter shall then be distributed, pari passu, to all the holders of the Series A Preferred Stock (on the basis as if all outstanding shares of Series A Preferred Stock had been converted into Common Stock) and all Common Stock.

“Series B Preferred Stock”

1. Number Authorized and Designation. Of the 10,000,000 shares of Preferred Stock authorized under Section 4 hereof, the Corporation shall have the authority to issue 1,600,000 shares designated as 10% (PIK) Preferred Stock, $10 per share face value, Series B Preferred Stock, upon the terms, conditions, rights, preferences and limitations set forth herein (referred to herein as “Series B Preferred Stock”).

2. Rights, Preferences and Limitations. The relative rights, preferences and limitations of Series B Preferred Stock are as follows:

(a) Rank. The Series B Preferred Stock shall rank (i) senior to all of the Common Stock; (ii) prior to any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms junior to any Series B Preferred Stock of whatever subdivision (collectively, with the Common Stock, “Junior Securities”); (iii) on parity with the Series A Preferred Stock and any class or series of capital stock of the Corporation created specifically ranking by its terms on parity with the Series B Preferred Stock (“Parity Securities”), in each case, as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily (all such distributions being referred to collectively as “Distributions”).

(b) Dividends. The holders of record of Series B Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, dividends paid in shares of Series B Preferred Stock (“PIK”). Stock dividends shall be payable at the annual rate of ten (10%) percent, or $1.00 per share (i.e., one tenth of one share). The initial dividend paid after the date of original issuance of any shares or fractions of a share of Series B Preferred Stock shall accrue from such date of issuance on a pro rata basis. Dividends shall be payable to holders of record, as they appear on the stock books of the Corporation on such record dates as may be declared by the Board of Directors, not more than sixty (60) days, nor less than ten (10) days preceding the payment dates of such dividends. If the dividend on the Series B Preferred Stock shall not have been paid or set apart in full for the Series B Preferred Stock when payable, the aggregate deficiency shall be cumulative and shall be fully paid or set apart for payment before any dividends shall be paid upon or set apart for, or any other distributions paid made on, or any payments made on account of the purchase, redemption or retirement of, the Common Stock or any other series of Preferred Stock of the Corporation ranking, as to dividends or distributions of assets on liquidation, dissolution or winding up of Corporation, junior to the Series B Preferred Stock other than, in the case of dividends or distributions, dividends or distributions paid in shares of Common Stock or such other junior ranking stock. When dividends are not paid in full upon the shares or fractions of a share of Series B Preferred Stock, Series A Preferred Stock and any other Preferred Stock ranking on a parity as to payment of dividends with this Series B Preferred Stock, all dividends declared upon this series and any other Preferred Stock ranking on a parity as to dividends with this series shall be declared, pro rata, so that the amount of dividends declared per share or fraction of a share on this Series B Preferred Stock, Series A Preferred Stock and such other Preferred Stock shall in all cases bear to each other the same rates that accrued dividends per share on the shares of Series B Preferred Stock and such other Preferred Stock bear to each other. Accumulations of dividends on the Series B Preferred Stock shall not bear interest.

(c) Conversion.

(i) Generally. Upon the election of an investor (“Investor”) at any time after the last closing of the Offering, the face value of each share of Series B Preferred Stock is convertible at a price equal to $0.50 per share of Common Stock (the “Conversion Price”). The number of fully paid and non-assessable shares of Common Stock to which a holder of Series B Preferred Stock shall be entitled to receive upon conversion shall be the product obtained by multiplying the Conversion Price by the face value of the shares of Series B Preferred Stock being converted at any time. The Conversion Price in effect on the conversion date for the Series B Preferred Stock shall be in accordance with the provisions of subsection (iii) below, subject to adjustment whenever there shall occur a stock split, stock dividend, combination, recapitalization, reclassification or other similar event involving a change in the Common Stock.

(ii) Mandatory Conversion. Each share of Series B Preferred Stock shall automatically convert (without any action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent) into that number of fully paid and nonassessable shares of Common Stock at the Conversion Price (initially $0.50 per share) determined in accordance with the provisions of subsections 2(c)(i) and (iii) herein, automatically without written notice after the second anniversary date of the first issuance of the Series B Preferred Stock. The Corporation will continue paying PIK dividends through the Conversion Date.

(iii) Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of the Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of the Common Stock as determined by the Board of Directors in good faith. Before any holder of Preferred Stock shall be entitled to receive certificates representing shares of Common Stock issuable upon conversion of the Preferred Stock, he shall surrender the certificate or certificates therefore, duly endorsed, at the office of the Corporation or of any transfer agent for the Preferred Stock, and shall give five (5) days’ prior written notice to the Corporation at such office that he elects to convert the same, and shall state therein his name or the name or names of his nominees in which he wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable after receipt of the certificate(s) representing Preferred Stock, issue and deliver at such office to such holder of Preferred Stock, or to his nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid. Conversions shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

(iv) Adjustment to Conversion Price for Stock Dividends, Stock Splits and Combinations. In the event the Corporation shall at any time or from time to time effect a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased, and, conversely, in the event the Corporation shall at any time or from time to time combine the outstanding shares of Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment pursuant to this subsection (c) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(v) Reservation of Shares. The Corporation shall at all times reserve out of its authorized but unissued shares of Common Stock such number of shares of Common Stock as shall from time to time be sufficient to permit the conversion of all of the Series B Preferred Stock then outstanding, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series B Preferred Stock, the Corporation shall take such action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose. All shares of Common Stock issued upon due conversion of shares of Series B Preferred Stock shall be validly issued, fully paid and non-assessable.

(vi) Rights Upon Conversion. All shares of Series B Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate except only the right of the holder thereof to receive shares of Common Stock in exchange therefore and payment of any accrued and unpaid dividends thereon.

(d) Voting Rights. Except as provided by the Delaware General Corporation Law, holders of Series B Preferred Stock shall have no voting rights on matters submitted to a vote of stockholders of the Corporation.

(e) Preemptive Rights. Holders of Series B Preferred Stock shall have no preemptive rights.

(f) Liquidation Rights. Upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, each holder of shares of Series B Preferred Stock shall be entitled to receive, immediately after any distribution of securities required by the Certificate of Incorporation, in preference to any distributions of any of the assets or surplus funds of the Corporation to the holders of the Common Stock and pari passu with any distribution of Parity Securities, an amount equal to $10 per share of Series B Preferred Stock, plus an additional amount equal to any dividends declared but unpaid on such shares before any payments shall be made or any assets distributed to holders of any class of Common Stock. If, upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation shall be insufficient to pay the holders of shares of the Series B Preferred Stock the amount required under the preceding sentence, then all remaining assets of the Corporation shall be distributed ratably to holders of the shares of the Series B Preferred Stock. An amount equal to $10 per share, plus an additional amount equal to any dividend declared but unpaid on such Common Stock, shall then be paid ratably to the holders of the Common Stock. All assets remaining thereafter shall then be distributed, pari passu, to all the holders of the Series B Preferred Stock (on the basis as if all outstanding shares of Series B Preferred Stock had been converted into Common Stock) and Common Stock.

(g) Anti-Dilution.

(i) Adjustment for Dividends, Stock Splits and Combinations. If outstanding shares of the Common Stock shall be subdivided into a greater number of shares, or a dividend in Common Stock or other securities of the Corporation convertible into or exchangeable for Common Stock (in which latter event the number of shares of Common Stock issuable upon the conversion or exchange of such securities shall be deemed to have been distributed) shall be paid in respect of the Common Stock, then the Conversion Price in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately reduced, and conversely, if outstanding shares of the Common Stock of the Corporation shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall simultaneously with the effectiveness of such combination, be proportionately increased. Any such adjustment to the Conversion Price shall become effective at the close of business on the date the subdivision or combination referred to herein becomes effective.

(ii) Adjustments for Other Dividends. If the Corporation at any time, or from time to time, shall make or issue, or fix a record date for the determination of holders of shares of Common Stock entitled to receive a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock or securities convertible into or exchangeable for Common Stock, then and in each such event, provision shall be made so that the holders of Series B Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation which they would have received had their Series B Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period with respect to the rights of the holders of Series B Preferred Stock.

(iii) Reorganizations, Mergers, Consolidations or Reclassifications. In the event of any capital reorganization, any reclassification of the Common Stock (other than a change in par value), or the consolidation or merger of the Corporation with or into another person, the holders of Series B Preferred Stock shall thereafter be entitled to receive, and provision shall be made therefore in any agreement relating thereto, cash in the amount of the Face Value of the Series B Preferred Stock plus accrued dividends payable in cash equal to the number of shares of Series B Preferred Stock issued as dividends multiplied by the Conversion Price.

(iv) Sale of Additional Shares.

(i) If at any time or from time to time the Corporation shall elect to issue or sell Additional Shares of Common Stock (as hereinafter defined), or is deemed to have issued or sold Additional Shares of Common Stock, other than as a dividend or other distribution on any class of stock as provided in Section g(i) above and other than as a subdivision or combination of shares of Common Stock as provided in Section g(i) above, for a consideration per share less than the then existing Conversion Price, then, and in each such case, the Corporation shall either (i) obtain in advance of any such proposed issuance, the consent of the Investor Representative to the Offering, or (ii) redeem the Series B Preferred Stock as provided in subsection (j) below.

(ii) For the purpose of determining whether any proposed issuance is of less than the Conversion Price any adjustment in the Conversion Price or number of shares of Common Stock issuable upon conversion of Series A Shares, as provided above, the consideration received by the Corporation for any issuance or sale of securities shall:

(A) to the extent it consists of cash, be computed at the gross amount of cash received by the Corporation before deduction of any expenses payable directly or indirectly by the Corporation and any underwriting or similar commissions, compensations, discounts or concessions paid or allowed by the Corporation in connection with such issuance or sale;

(B) to the extent it consists of property other than cash, the consideration other than cash shall be computed at the fair market value thereof as determined in good faith by the Board, at or about (but in either case as of) the date of the adoption of the resolution specifically authorizing such issuance or sale, irrespective of any accounting treatment thereof; provided, however, that such fair market value as determined by the Board, when added to any cash consideration received in connection with such issuance or sale, shall not exceed the aggregate market price of the Additional Shares of Common Stock being issued, as of the date of the adoption of such resolution; and

(C) if Additional Shares of Common Stock, Convertible Securities (as defined below) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Corporation for consideration which covers both, the consideration received for the Additional Shares of Common Stock, Convertible Securities or rights or options shall be computed as that portion of the consideration so received which is reasonably determined in good faith by the Board to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options.

(iii) For the purpose of subsection (i) above, if at any time, or from time to time, the Corporation issues any stock or other securities convertible into Additional Shares of Common Stock (other than the issuance of additional Series B Preferred Stock as provided in the purchase agreement under which the Series B Preferred Stock were sold by the Corporation to the initial purchasers thereof) (“Convertible Securities”) or issues any rights or options to purchase Additional Shares of Common Stock or Convertible Securities (“Rights”), then, and in each such case, if the Effective Conversion Price (as defined below) of such Rights or Convertible Securities shall be less than the Conversion Price in effect immediately prior to the issuance of such Rights or Convertible Securities, the Corporation shall be deemed to have issued at the time of the issuance of such Rights or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received in consideration therefore an amount equal to the aggregate Effective Conversion Price of such Rights or Convertible Securities. “Effective Conversion Price” means the lowest amount of consideration, if any, received or receivable by the Corporation with respect to any Additional Share(s) of Common Stock upon issuance of the Rights or Convertible Securities and upon their exercise or conversion, respectively. No further determination shall be made under subsection (ii) above upon the issuance of such Rights or Convertible Securities as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such Rights or the conversion of any such Convertible Securities.

(A) “Additional Shares of Common Stock” means all shares of Common Stock issued or deemed to be issued by the Corporation, whether or not subsequently reacquired or retired by the Corporation, other than (i) the issuance of shares of Common Stock upon the conversion of Series A Preferred Stock and/or the Series B Preferred Stock and the Warrants issued in the Offering; (ii) the issuance of shares of Common Stock, Convertible Securities or Rights to the Corporation’s management team as compensation, or the issuance of shares of Common Stock upon exercise of Convertible Securities or Rights, or issuance of Convertible Securities or Rights to the officers, employees, directors, consultants or advisors to the Corporation pursuant to the Corporation’s stock option plan, stock purchase plan, or other arrangement approved by the Board; (iii) the issuance of shares of Common Stock, Convertible Securities or Rights in a merger or acquisition by the Corporation approved by the Board; (iv) the issuance of shares of Common Stock, Convertible Securities or Rights to financial institutions or lessors, pursuant to a commercial credit arrangement, equipment financing transaction, or a similar transaction, or in connection with a strategic partnership approved by the Board; (v) the issuance of securities in a registered public offering; (vi) the issuance of securities pursuant to the exercise of currently outstanding options, warrants, notes or other rights to acquire Common Stock of the Corporation; or (vii) the issuance of shares of Common Stock Convertible Securities or Rights approved by the Corporation’s shareholders.

(B) “Common Stock” as used in this Subsection (g), means any shares of any class of the Corporation’s voting capital stock other than the Series B Preferred Stock.

(h) Reservation of Shares. The Corporation shall at all times reserve out of its authorized but unissued shares of Common Stock such number of shares of Common Stock as shall from time to time be sufficient to permit the conversion of all of the Series B Preferred Stock then outstanding, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding Series B Preferred Stock, the Corporation shall take such action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose. In that regard until such time as the Corporation’s Certificate of Incorporation is amended to increase its authorized Common Stock, neither the Series A nor Series B Preferred Stock shall be convertible into Common Stock. All shares of Common Stock when issued upon conversion of Series B Preferred Stock shall be validly issued, fully paid and non-assessable.

(i) Rights Upon Conversion. All Series B Preferred Stock which shall have been converted into shares of Common Stock as herein provided shall no longer be deemed to be outstanding and all rights with respect to such Series B Preferred Stock, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate except only the right of the holder thereof to receive shares of Common Stock in exchange therefore and payment of any accrued and unpaid dividends thereon.

(j) Redemption.

(A) The shares of Series B Preferred Stock, on five days’ prior written notice to the holder, may be redeemed solely at the option of the Corporation, at any time after issuance, at the Redemption Price equal to 120% of the Face Value of the Series B Preferred Stock paid in cash plus accrued dividends equal to the number of shares of Series B Preferred Stock issued as dividends multiplied by the Conversion Price. Notwithstanding the foregoing, prior to such fifth day, the holder of such Series B Preferred Stock, may elect to convert their shares of Series B Preferred Stock into equity at $0.50 per share.

(B) In the event of any capital reorganization, any reclassification of the Common Stock (other than a change in par value), or the consolidation or merger of the Corporation with or into another person, the holders of Series B Preferred Stock shall thereafter be entitled to receive, and provision shall be made therefor in any agreement relating thereto, cash in the amount of the Face Value of the Series B Preferred Stock plus accrued dividends payable in cash equal to the number of shares of Series B Preferred Stock issued as dividends multiplied by the Conversion Price.

(C) If at any time during its two year period from the first date of issuance of the Series B Preferred Stock pursuant to this Section, the Corporation elects to issue its securities at less than the Conversion Price then in effect, it shall redeem the Series B Preferred Stock at the Redemption Price set forth in subsection (A) above.

(D) If any of the foregoing conditions in subsections (A), (B) or (C) above shall cease to exist at any time before redemption occurs, then the Corporation may elect to nullify the Redemption Notice in which case the Redemption Notice shall be null and void, ab initio. On and after the date fixed for redemption, the Holder shall have no rights with respect to the Series B Preferred Stock except to receive the Redemption Price upon surrender of the respective Stock Certificate. The redemption payment shall be made in cash on the date fixed for redemption in the Corporation’s notice of redemption, as described below (the “Redemption Date”). The redemption payment is due in full on the Redemption Date.

The notice of redemption shall specify: (i) the Redemption Price; (ii) the date fixed for redemption (the “Redemption Date”); (iii) the place where Series B Preferred Stock shall be delivered and the redemption price paid; and (iv) that the right to convert the Series B Preferred Stock shall terminate at 5:00 p.m. (Pacific Coast Time) on the Business Day immediately preceding the Redemption Date. An affidavit of the Secretary or an Assistant Secretary of the Corporation that notice of redemption has been mailed shall, in the absence of fraud, be conclusive evidence of the facts stated therein.

From and after the Redemption Date, the Corporation shall, at the place specified in the notice of redemption, upon presentation and surrender to the Corporation by or on behalf of the Holder thereof of this Series B Preferred Stock, deliver or cause to be delivered to or upon the written order of such holder, a sum of cash equal to the Redemption Price of each such share of Series B Preferred Stock. From and after the Redemption Date and upon the deposit or setting aside by the Corporation of a sum sufficient to redeem all the Series B Preferred Stock called for redemption, such Series B Preferred Stock shall expire and become void and all rights hereunder shall cease, except the right, if any, to receive payment of the Redemption Price.

“Series C Preferred Stock”

1. Number Authorized and Designation. Of the 10,000,000 shares of preferred stock authorized under Section 4 hereof, the Corporation shall have the authority to issue 400,000 shares of Series C Preferred Stock, upon the terms, conditions, rights, preferences and limitations set forth herein.

2. Rights, Preferences and Limitations. The relative rights, preferences and limitations of Series C Preferred Stock are as follows:

(a) Rank. The Series C Preferred Stock shall rank (i) senior to all of the Common Stock, par value $.01 per share (“Common Stock”); (ii) prior to any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms junior to any Series C Preferred Stock of whatever subdivision (collectively, with the Common Stock, “Junior Securities”); (iii) on parity with any class or series of capital stock of the Corporation created specifically ranking by its terms on parity with the Series C Preferred Stock (“Parity Securities”), in each case, as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily (all such distributions being referred to collectively as “Distributions”).

(b) Dividends. Except as provided by the DGCL the holders of record of Series C Preferred Stock shall not be entitled to receive dividends.

(c) Conversion. The Corporation has filed with the Securities and Exchange Commission a Schedule 14C Information Statement to, among other things, increase its authorized Common Stock. At such time as our Certificate of Incorporation is amended to increase the authorized capital all shares of Series C Preferred Stock will automatically be converted on a one for ten basis (the “Conversion Rate”) into ten (10) shares of Common Stock of the Corporation. The Conversion Rate in effect on the conversion date for the Series C Preferred Stock shall be subject to adjustment whenever there shall occur a stock split, stock dividend, combination, recapitalization, reclassification or other similar event involving a change in the Common Stock.

(i) Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of the Series C Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of the Common Stock as determined by the Board of Directors in good faith. Twenty days following the mailing of the 14C Information Statement, the Series C Preferred will be cancelled on the books of the Company and Common Shares of the Company will automatically be issued by the Company’s transfer agent and mailed via Certified mail to each holder of the Series C Preferred Stock. The Corporation shall, as soon as practicable, issue and deliver at such office to such holder of Preferred Stock, or to his nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid. Conversions shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series C Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

(ii) Rights Upon Conversion. All shares of Series C Preferred Stock which shall have been converted as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate except only the right of the holder thereof to receive shares of Common Stock in exchange therefore and payment of any accrued and unpaid dividends thereon.

(d) Voting Rights. Except as provided below and by the DGCL, holders of Series C Preferred Stock shall have no voting rights on matters submitted to a vote of stockholders of the Corporation.

The Corporation shall not amend, alter, change or repeal the preferences, privileges, special rights or other powers of the Series C Preferred Stock so as to adversely affect the Series C Preferred Stock, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding aggregate number of shares of such affected Series C Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class; provided, however; the Corporation may at any time without the vote or consent of the stockholders of the Series C Preferred Stock or any other stockholder amend the Series C Certificate of Designation to increase or reduce the number of shares designated thereunder so long as any reduction does not result in the designation of less Series C Preferred Stock than is issued and outstanding at the time of the reduction.

(e) Preemptive Rights. Holders of Series C Preferred Stock shall have no preemptive rights.

(f) Liquidation Rights. Upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, each holder of shares of Series C Preferred Stock shall be entitled to receive, immediately after any distribution of securities required by the Certificate of Incorporation, in preference to any distributions of any of the assets or surplus funds of the Corporation to the holders of the Common Stock and pari passu with any distribution of Parity Securities, an amount equal to $.01 per share of Series C Preferred Stock, plus an additional amount equal to any dividends declared but unpaid on such shares before any payments shall be made or any assets distributed to holders of any class of Common Stock. If, upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation shall be insufficient to pay the holders of shares of the Series C Preferred Stock the amount required under the preceding sentence, then all remaining assets of the Corporation shall be distributed ratably to holders of the shares of the Series C Preferred Stock. An amount equal to $.01 per share, plus an additional amount equal to any dividend declared but unpaid on such Common Stock, shall then be paid ratably to the holders of the Common Stock. All assets remaining thereafter shall then be distributed, pari passu, to all the holders of the Series C Preferred Stock (on the basis as if all outstanding shares of Series C Preferred Stock had been converted into Common Stock) and Common Stock.

(g) Anti-Dilution.

(i) Adjustment for Dividends, Stock Splits and Combinations. If outstanding shares of the Common Stock shall be subdivided into a greater number of shares, or a dividend in Common Stock or other securities of the Corporation convertible into or exchangeable for Common Stock (in which latter event the number of shares of Common Stock issuable upon the conversion or exchange of such securities shall be deemed to have been distributed) shall be paid in respect of the Common Stock, then the Conversion Rate in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately reduced, and conversely, if outstanding shares of the Common Stock of the Corporation shall be combined into a smaller number of shares, the Conversion Rate in effect immediately prior to such combination shall simultaneously with the effectiveness of such combination, be proportionately increased. Any such adjustment to the Conversion Rate shall become effective at the close of business on the date the subdivision or combination referred to herein becomes effective.

(ii) Adjustments for Other Dividends. If the Corporation at any time, or from time to time, shall make or issue, or fix a record date for the determination of holders of shares of Common Stock entitled to receive a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock or securities convertible into or exchangeable for Common Stock, then and in each such event, provision shall be made so that the holders Series C Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation which they would have received had their Series C Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period with respect to the rights of the holders of Series C Preferred Stock.

(h) Registration Rights. The Corporation shall amend its current Registration to cover the four (4) million shares of underlying Common Stock herein within 90 days or no later than December 1, 2006. If however, the Securities and Exchange Commission does not allow the amendment of the current Registration Statement, the Company will file a new Registration Statement on or before December 1, 2006 covering the four (4) million Common Shares.

(i) Reservation of Shares. The Corporation shall at all times reserve out of its authorized but unissued shares of Common Stock such number of shares of Common Stock as shall from time to time be sufficient to permit the conversion of all of the Series C Preferred Stock then outstanding, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding Series C Preferred Stock, the Corporation shall take such action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose. In that regard until such time as the Corporation’s Certificate of Incorporation is amended to increase its authorized Common Stock, neither the Series A, Series B Preferred Stock, nor Series C Preferred Stock shall be convertible into Common Stock. All shares of Common Stock when issued upon conversion of Series C Preferred Stock shall be validly issued, fully paid and non-assessable.

7. Existence. The Corporation is to have perpetual existence.

8. Bylaws. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the bylaws of the Corporation.

9. Elections, Meeting and Books. Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide. Meetings of stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the Corporation.

10. Amendments. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

11. Limitation on Director Liability. No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director; except for liability: (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing and culpable violation of law; (c) under Section 174 of the Delaware General Corporation Law, or (d) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law hereafter is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent of the Delaware General Corporation Law as so amended. Any repeal or modification of this Section shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

12. Indemnification.

12.1. General. Each person who was or is made a party to or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigation (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in any other capacity while serving as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights that said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to any person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in Section 12.2, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

12.2. Failure to Pay a Claim. If a claim under Subsection 12.1 is not paid in full by the Corporation within thirty (30) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

12.3. Not Exclusive. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

12.4. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trusts or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

12.5. Definition of the Corporation. As used in this Section, references to "the Corporation" shall include, in addition to the resulting or surviving corporation, any constituent corporation absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees and agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, shall stand in the same position under the provisions of this Section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

12.6. Severability. If this Section or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director, officer, employee and agent of the Corporation as to expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including a grand jury proceeding and an action by the Corporation, to the fullest extent permitted by any applicable portion of this Section that shall not have been invalidated or by any other applicable law.

13. Creditors. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing seventy-five per cent (75%) in value of the creditors or class of creditors, and/or if the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, said compromise or arrangement and said reorganization shall, if sanctioned by the court to which said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

IN WITNESS WHEREOF, the Corporation has caused this Second Amended and Restated Certificate of Incorporation to be signed by its President and Chief Executive Officer on this ___ day of August 2007.

AskMeNow, Inc.

By:_______________________________
Darryl Cohen, President

APPENDIX E
ASKMENOW, INC.
2006 EMPLOYEE STOCK INCENTIVE PLAN
(Approved and adopted by the Board of Directors on August 4, 2006, as amended June 18, 2007)

STATEMENT OF PURPOSE

The AskMeNow, Inc. 2006 Employee Stock Incentive Plan is intended to afford an incentive to employees, corporate officers, directors, consultants and other key persons employed or retained by ASKMENOW, INC. (formerly OCEAN WEST HOLDING CORPORATION) and its Subsidiaries and affiliates to acquire a proprietary interest in the Company and to enable the Company and its Subsidiaries and affiliates to attract and retain such persons.

DEFINITIONS

For purposes of the Plan, the following terms are defined as set forth below:

a. “10% Holder” shall mean any person who, for purposes of Section 422 of the Code owns more than 10% of the total combined voting power of all classes of stock of the employer corporation or of any Subsidiary.

b. “Award” means a Stock Option, Stock Appreciation Right or Restricted Stock.

c. “Board” means the Board of Directors of the Company.

d. “Change of Control” has the meaning set forth in Section 4.3.1.

e. “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

f. “Committee” means the Committee referred to in Section 3.1.

g. “Common Stock” means common stock, par value $.01 per share, of the Company.

h. “Company” means AskMeNow, Inc. (formerly Ocean West Holding Corporation), a Delaware corporation.

i. “Covered Employee” means a participant designated prior to the grant of Restricted Stock by the Committee who is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in which Restricted Stock is expected to be taxable to such participant.

j. “Eligible Persons” means the Eligible Persons referred to in Section 2 of the Plan.

k. “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

l. “Fair Market Value” means, as of any given date, (i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock on the Composite Tape, as published in The Wall Street Journal, of the principal national securities exchange on which the Common Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange, the mean between the closing bid and asked price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. (“NASD”) Over-The-Counter Bulletin Board (the “OTCBB”); (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange and closing bid and asked prices are not furnished by the OTCBB, the mean between the closing bid and asked price for the Common Stock on such date, as furnished by the Pink Sheets, LLC (“Pink Sheets”) or similar organization; and (iv) if the stock is not listed or admitted to trade on a national securities exchange and if bid and asked prices for the Common Stock are not furnished by the OTCBB, Pink Sheets or a similar organization, the value established in good faith by the Committee taking into account such facts and circumstances deemed to be material by the Committee to the value of the Common Stock in the hands of the Eligible Person.

Notwithstanding the foregoing, for purposes of granted Non-Qualified Stock Options or Stock Appreciation Rights, Fair Market Value of Common Stock shall be determined in accordance with the requirements of Code Section 409A, and for purposes of granting Incentive Stock Options, Fair Market Value of Common Stock shall be determined in accordance with the requirements of Code Section 422.

m. “Incentive Stock Option” means any Stock Option designated as, and intended to qualify as, an “incentive stock option” within the meaning of Section 422 of the Code.

n. “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

o. “Performance Goals” means the performance goals established by the Committee in connection with the grant of Restricted Stock.

p. “Plan” means the AskMeNow, Inc. 2006 Employee Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

q. “Qualified Performance-Based Award” means an Award of Restricted Stock designated as such by the Committee at the time of grant, based upon a determination that (i) the recipient is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in which the Company would expect to be able to claim a tax deduction with respect to such Restricted Stock and (ii) the Committee wishes such Award to qualify for the Section 162(m) Exemption.

r. “Restricted Stock” means an Award granted under Section 6.

s. “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

t. “Stock Appreciation Right” means an Award granted under Section 5.

u. “Stock Option” means an Award granted under Section 4.

v. “Subsidiary” shall have the meaning given to the term “Subsidiary corporation” in Section 424(f) of the Code.

w. “Termination of Employment” means the termination of the participant's employment with the Company and any of its Subsidiaries. A participant employed by a Subsidiary shall also be deemed to incur a Termination of Employment if the Subsidiary ceases to be such a Subsidiary, and the participant does not immediately thereafter become an employee of the Company or another Subsidiary. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries shall not be considered Terminations of Employment. If so determined by the Committee, a participant shall be deemed not to have incurred a Termination of Employment if the participant enters into a contract with the Company or a Subsidiary providing for the rendering by the participant of consulting services to the Company or such Subsidiary on terms approved by the Committee; however, Termination of Employment of the participant shall occur when such contract ceases to be in effect.

In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

STATEMENT OF THE PLAN

1.	Shares Subject to the Plan.

Subject to the provisions of Section 7, the maximum number of shares of shares which may be issued under the Plan shall be ten million (10,000,000) shares of Common Stock, par value $.01 per share, of the Company (the “Shares”). The Company shall at all times while the Plan is in effect reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of outstanding Awards granted under the Plan. The Shares subject to the Plan shall be either authorized and unissued shares or treasury shares of Common Stock. If any Award is forfeited, or if any Stock Option (and related Stock Appreciation Right, if any) terminates, expires or lapses for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if any Stock Appreciation Right is exercised for cash, the unpurchased Shares subject to such Awards shall again be available for distribution under the Plan. No more than 40% of the shares of Common Stock available for grant under the Plan as of the first day of any calendar year in which the Plan is in effect shall be utilized in that fiscal year for the grant of Awards in the form of Restricted Stock.

2.	Eligibility.

Awards may be granted only to employees, salaried officers and other key persons employed or retained by the Company or its Subsidiaries, and any non-employee director, consultant, vendor or other individual having a business relationship with the Company or its Subsidiaries to the extent not prohibited by law (“Eligible Persons”). As used in this Plan, the term “Subsidiaries” shall include Subsidiaries of a Subsidiary.

3.	Administration of the Plan.

3.1. The Plan shall be administered either by either the full Board of Directors or by a committee (either the full Board or the committee is referred to hereinafter as the “Committee”) composed of at least two non-employee directors, each of whom shall be a disinterested person, as defined by Rule 16b-3(c)(2)(i) under the Exchange Act, which Committee shall be appointed by and serve at the pleasure of the Board. Within the limits of the express provisions of the Plan, the Committee shall have the authority to determine, in its absolute discretion, (i) the individuals to whom, and the time or times at which Awards shall be granted, (ii) whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights and Restricted Stock or any combination thereof are to be granted hereunder, (iii) the number of Shares to be covered by each Award granted hereunder, (iv) subject to Sections 4.7 and 6.3(G), the terms and conditions of any Award granted hereunder including, but not limited to, the option price, any vesting condition, restriction or limitation (which may be related to the performance of the participant, the Company or any Subsidiary), and any vesting, acceleration, forfeiture or waiver regarding any Award and the shares of Common Stock relating thereto, (v) modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including but not limited to, Performance Goals; provided, however, that the Committee may not adjust upwards the amount payable with respect to Qualified Performance-Based Awards or waive or alter the Performance Goals associated therewith or cause such Restricted Stock to vest earlier than permitted by Section 6.3(G); (vi) to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred; and (vii) under what circumstances an Award may be settled in cash or Common Stock under Sections 6.3(B) and 10.2, provided, however, that the Committee shall not have such power to the extent that the mere possession (as opposed to the exercise) of such power would result in adverse tax consequences to any participant under Code Section 409A. In making such determinations, the Committee may take into account such factors as the Committee, in its absolute discretion, shall deem relevant. Subject to the express provisions of the Plan, the Committee shall also have the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option instruments or agreements (which need not be identical) and to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. The Committee's determinations on the matters referred to in this Section 3.1 shall be conclusive. Any determination by a majority of the members of the Committee shall be deemed to have been made by the whole Committee.

3.2.  Each member of the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by such member, or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member’s own fraud or bad faith, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the members may have as directors or otherwise under the By-laws of the Company, any agreement or vote of stockholders or disinterested directors or otherwise.

4.	Stock Options.

Stock Options may be granted alone or in addition to other Awards. Stock Options granted hereunder may be either Incentive Stock Options or Non-Qualified Stock Options. Any Stock Option granted hereunder shall be in such form as the Committee may from time to time approve. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

4.1. Stock Option Exercise Price. Subject to adjustments in accordance with Sections 7 and 8, the exercise price of each Stock Option granted under the Plan shall be set forth in the applicable Option Agreement, but in no event shall such price be less than the Fair Market Value of the Shares subject to the Stock Option on the date the Stock Option is granted. The exercise price for Incentive Stock Options shall not be less than 100% of the Fair Market Value per share of the Common Stock at the time the Stock Option is granted, nor less than 110% of such Fair Market Value in the case of an Incentive Stock Option granted to an individual who, at the time the option is granted, is a 10% Holder. The Fair Market Value of the Shares shall be determined in good faith by the Committee, with the approval of the Board, in accordance with the Plan and in accordance with the requirements of Code Sections 409A and 422.

4.2.  Maximum Stock Option Grant. With respect to Stock Options which are intended to qualify as Incentive Stock Options, the aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options granted to any participant (whether under this Plan or under any other stock option plan of the Company or its Subsidiaries) become exercisable for the first time in any calendar year, may not exceed $100,000. The number of Shares for which any participant, in any calendar year, may be granted Stock Options under the Plan not treated as Incentive Stock Options shall be limited to not more than 1,500,000.  Notwithstanding the forgoing, nothing contained in the Plan shall be construed to prohibit the grant of Stock Options under the Plan to an Eligible Person by reason of such person holding Stock Options to purchase shares of Common Stock or any other securities of the Company granted otherwise than under the Plan.

4.3.	Exercise of Stock Options.

4.3.1.  Subject to the provisions in this Section 4.3 and in Section 9, Stock Options may be exercised in whole or in part. The Committee, in its absolute discretion, shall determine the time or times at which any Stock Option granted under the Plan may be exercised; provided, however, that each Stock Option:

(A) shall be exercisable by a participant only if such participant was an Eligible Person (and in the case of an Incentive Stock Option, was an employee or salaried officer of the Company or any of its Subsidiaries) at all times beginning from the date of the grant of the Incentive Stock Option to a date not more than three months (except as otherwise provided in Section 8) before exercise of such Stock Option;

(B) may not be exercised prior to the expiration of at least one year from the date of grant except in the case of the death or disability of the participant or otherwise with the approval of the Committee or the Board of Directors or, if the option agreement evidencing such Stock Option so provides, upon a “Change of Control” as defined below;

(C) shall expire no later than the expiration of ten years (five years in the case of an Incentive Stock Option granted to a 10% Holder) from the date of its grant; and

(D)  shall not be exercisable by a participant until such participant executes and delivers a written representation to the effect that such participant is acquiring the Common Stock for investment and not with the intent of distributing the same (unless such Common Stock shall be appropriately registered under the Securities Act of 1933, as amended, or exempt from registration thereunder).

A “Change of Control” as used in this Section 4.3 shall mean any of the following:

(i) any consolidation, merger or sale of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s stock would be converted into cash, securities or other property; or

(ii) the stockholders of the Company approve an agreement for the sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or

(iii) any approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or

(iv) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act of an aggregate of 25% or more of the voting power of the Company’s outstanding voting securities by any single person or group (as such term is used in Rule 13d-5 under the Exchange Act), unless such acquisition was approved by the Board of Directors prior to the consummation thereof); or

(v) the appointment of a trustee in a Chapter 11 bankruptcy proceeding involving the Company or the conversion of such a proceeding into a case under Chapter 7.

As a condition of the grant of a Stock Option, the Committee, in its absolute discretion, may require an Eligible Person to enter into an employment agreement with the Company or any Subsidiary or affiliate of the Company covering a period of at least one year following the grant, and if the grant specifically requires, compliance with all terms and conditions of any such employment agreement shall be a condition to the exercise by the participant of such participant’s Stock Option (provided, however, that such compliance may be waived by the Committee in its absolute discretion).

4.3.2.  Stock Options granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal offices (to the attention of the Secretary) of written notice of the number of Shares with respect to which the Stock Option is being exercised, accompanied by payment in full of the Stock Option exercise price of such Shares. The exercise price shall be payable in cash by a certified or bank check or such other instrument as the Company may accept; provided, however, that in lieu of payment in cash, a participant may, with the approval of the Company's Board and on the recommendation of the Committee, pay for all or part of the Shares to be purchased upon exercise of such participant’s Stock Option by:

(A)  tendering to the Company shares of the Company's Common Stock owned by such participant and having a Fair Market Value (as determined pursuant to Section 4.1) equal to the exercise price (or the balance thereof) applicable to such participant's Stock Option; or

(B) complying with any exercise and sell (or cashless exercise) program which the Company has established with a broker-dealer.

4.3.3. The holder of an option shall have none of the rights of a stockholder with respect to the Shares covered by such holder’s option until such Shares shall be issued to such holder upon the exercise of such holder’s option.

4.4.  Termination of Service. In the event that the service of an individual to whom a Stock Option has been granted under the Plan shall terminate (otherwise than by reason of such individual’s death or total disability, or for cause), such option may be exercised (if and to the extent that such individual was entitled to do so at the date of termination of such individual’s service) at any time within three months after such termination, but in no event after the expiration of the term of the option. No option granted under the Plan may be exercised by a participant following termination of such participant's employment for cause. “Termination for cause” shall mean dismissal for dishonesty, conviction or confession of a crime punishable by law (except minor violations), fraud, misconduct or disclosure of confidential information. If the service of an individual to whom a Stock Option has been granted under the Plan shall be suspended pending an investigation of whether or not the individual shall be terminated for cause, all of the individuals rights under any option granted hereunder likewise shall be suspended during the period of investigation.

4.5.  Death or Total Disability of a Stock Option Holder. In the event of the death or total disability of an individual to whom a Stock Option has been granted under the Plan (i) while serving as an Eligible Person; or (ii) within three months after the termination of such service, other than for cause, such option may be exercised (if and to the extent that the deceased individual was entitled to do so at the date of such individual’s death or total disability) by a legatee or legatees of such participant under such individual's last will and testament or by such individual’s personal representatives or distributees, at any time within twelve months after such individual’s death or total disability, but in no event after the expiration of the term of the option.

As used in this Plan, the term “total disability” refers to a mental or physical impairment of the individual which has lasted or is expected to last for a continuous period of twelve months or more and which causes the individual to be unable, in the opinion of the Company and two (if more than one is required by the Company in its sole discretion) independent physicians, to perform such individual’s duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two (if more than one is required by the Company in its sole discretion) independent physicians have furnished their opinion of total disability to the Committee.

4.6. Non-transferability of Stock Options. A Stock Option shall not be transferable otherwise than by will or the laws of descent and distribution and is exercisable during the lifetime of the Eligible Person only by such Eligible Person or such Eligible Person’s guardian or legal representative. Notwithstanding the foregoing, the Committee shall have discretionary authority to grant Stock Options which will be transferable to members of a participant's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners. A transferred option would be subject to all of the same terms and conditions as if such option had not been transferred. Upon any attempt to transfer a Stock Option granted under this Plan otherwise than as permitted hereunder, or upon the levy of attachment or similar process upon such option, such option shall automatically become null and void and of no further force and effect.

4.7. Evidence of Stock Option Grant. Each option granted pursuant to the Plan shall be evidenced by an agreement (the “Option Agreement”) which shall clearly identify the status of the Stock Options granted thereunder (i.e., whether an Incentive Stock Option or Non-Qualified Stock Option). The Option Agreement shall comply in all respects with the terms and conditions of the Plan and may contain such additional provisions, including, without limitation, restrictions upon the exercise of the option, as the Committee shall deem advisable.

4.8. Deferral of Stock Option Shares. The Committee may from time to time establish procedures pursuant to which a participant may elect to defer, until a time or times later than the exercise of a Stock Option, receipt of all or a portion of the shares of Common Stock subject to such Stock Option and/or to receive cash at such later time or times in lieu of such deferred shares, all on such terms and conditions as the Committee shall determine. If any such deferrals are permitted, then notwithstanding Sections 4.3.1 and 4.3.2. above, a participant who elects such deferral shall not have any rights as a stockholder with respect to such deferred shares unless and until shares are actually delivered to the participant with respect thereto, except to the extent otherwise determined by the Committee. Notwithstanding anything herein to the contrary, in no event will any deferral of the delivery of shares of Common Stock or any other payment with respect to any Award be allowed if the Committee determines, in its sole discretion, that the deferral would result in the imposition of additional tax under Code Section 409A(a)(1)(B).

5.	Stock Appreciation Rights

5.1. Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

A Stock Appreciation Right may be exercised by a participant in accordance with Section 5.2 by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the participant shall be entitled to receive an amount determined in the manner prescribed in Section 5.2. Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

5.2 Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

(A) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 4 and this Section 5.

(B) Upon the exercise of a Stock Appreciation Right, a participant shall be entitled to receive an amount in cash, shares of Common Stock or both, in value equal to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

(C) Stock Appreciation Rights shall be transferable only to permitted transferees of the underlying Stock Option in accordance with Section 4.6.

(D) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 1 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares covered by the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

6.  Restricted Stock

6.1. Administration. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Persons to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any Eligible Person, the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 6.3.

6.2. Awards and Certificates. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such Eligible Person and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the AskMeNow, Inc. 2006 Employee Stock Incentive Plan and a Restricted Stock Agreement. Copies of such Plan and Agreement are on file at the offices of AskMeNow, Inc., 26 Executive Park, Suite 250, Irvine, CA 92614.”

The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

6.3. Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

(A) The Committee may, prior to or at the time of grant, designate an Award of Restricted Stock as a Qualified Performance-Based Award, in which event it shall condition the grant or vesting, as applicable, of such Restricted Stock upon the attainment of Performance Goals. If the Committee does not designate an Award of Restricted Stock as a Qualified Performance-Based Award, it may also condition the grant or vesting thereof upon the attainment of Performance Goals. Regardless of whether an Award of Restricted Stock is a Qualified Performance-Based Award, the Committee may also condition the grant or vesting thereof upon the continued service of the participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. The Committee may at any time, in its sole discretion, accelerate or waive, in whole or in part, any of the foregoing restrictions; provided, however, that in the case of Restricted Stock that is a Qualified Performance-Based Award, the applicable Performance Goals have been satisfied and further, provided, however, that the Committee shall not have such power to the extent that the mere possession (as opposed to the exercise) of such power would result in adverse tax consequences to any participant under Code Section 409A.

(B) Subject to the provisions of the Plan and the Restricted Stock Agreement referred to in Section 6.3(F), during the period, if any, set by the Committee, commencing with the date of such Award for which such participant's continued service is required (the “Restriction Period”), and until the later of (i) the expiration of the Restriction Period and (ii) the date the applicable Performance Goals (if any) are satisfied, the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock; provided, however, that the foregoing shall not prevent a participant from pledging Restricted Stock as security for a loan, the sole purpose of which is to provide funds to pay the option price for Stock Options.

(C) Except as provided in this Section 6.3(C) and Sections 6.3(A) and 6.3(B) and the Restricted Stock Agreement, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any dividends. If so determined by the Committee in the applicable Restricted Stock Agreement, (i) cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends; and (ii) dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends.

(D) Except to the extent otherwise provided in the applicable Restricted Stock Agreement or Sections 6.3(A), 6.3(B), 6.3(E) or 8.1(D), upon a participant's Termination of Employment for any reason during the Restriction Period or before the applicable Performance Goals are satisfied, all shares still subject to restriction shall be forfeited by the participant.

(E) Except to the extent otherwise provided in Section 8.1(D), in the event that a participant retires or such participant's employment is involuntarily terminated, the Committee shall have the discretion to waive, in whole or in part, any or all remaining restrictions (other than, in the case of Restricted Stock with respect to which a participant is a Covered Employee, satisfaction of the applicable Performance Goals unless the Participant's employment is terminated by reason of death or Disability) with respect to any or all of such participant's shares of Restricted Stock.

(F) If and when any applicable Performance Goals are satisfied and the Restriction Period expires without a prior forfeiture of the Restricted Stock, unlegended certificates for such shares shall be delivered to the participant upon surrender of the legended certificates.

(G) Each Award shall be confirmed by, and be subject to, the terms of a Restricted Stock Agreement.

(H) Notwithstanding the foregoing, but subject to the provisions of Section 8 hereof, no Award in the form of Restricted Stock, the vesting of which is conditioned only upon the continued service of the participant, shall vest earlier than the first, second and third anniversaries of the date of grant thereof, on each of which dates a maximum of one-third of the shares of Common Stock subject to the Award may vest, and no award in the form of Restricted Stock, the vesting of which is conditioned upon the attainment of a specified Performance Goal or Goals, shall vest earlier than the first anniversary of the date of grant thereof.

7. Adjustments Upon Change in Capitalization.

In the event of changes in the outstanding shares of Common Stock of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations or liquidations, the number and class of shares available under the Plan, the number and class of Shares or the amount of cash or other assets or securities available upon the exercise of any Award granted hereunder and the number of Shares to be issued pursuant to an Award shall be correspondingly adjusted, to the end that the participant's proportionate interest in the Company, any successor thereto or in the cash, assets or other securities into which Shares are converted or exchanged shall be maintained to the same extent, as near as may be practicable, as immediately before the occurrence of any such event. All references in this Plan to “Common Stock” from and after the occurrence of such event shall be deemed for all purposes of this Plan to refer to such other class of shares or securities issuable upon the exercise or payment of Awards granted pursuant hereto.

8. Material Transaction, Liquidation or Dissolution of the Company.

8.1. In the event of a reorganization, merger or consolidation in which the Company is not the surviving corporation, or a sale of all or substantially all of the assets of the Company to another person or entity (each a “Material Transaction”), unless otherwise provided in the Option Agreement, the Committee shall:

(A) provide for the assumption of outstanding Awards, or the substitution of outstanding Awards for new Awards, for equity securities of the surviving, successor or purchasing corporation, or a parent or Subsidiary thereof, with appropriate adjustments as to the number, kind and prices of Shares subject to such Awards, as determined in good faith by the Board in its sole discretion, or

(B) provide that the vesting of each outstanding Stock Option and Stock Appreciation Right shall automatically be accelerated so that 100% of the unvested Shares covered by such Award shall be fully vested upon the consummation of the Material Transaction, and

(i) provide notice to Participants that all outstanding Stock Options must be exercised on or before a specified date (which date shall be at least ten days from the date of notice), after which the Stock Options and Stock Appreciation Rights shall terminate; or

(ii)  terminate each outstanding Stock Option and Stock Appreciation Right in its entirety and exchange such Award for a payment of cash, securities and/or property equal to the Fair Market Value of the Common Stock into which such Award convertible, less the exercise price for such Award.

(C)  provide that the restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable, and

(D) the Committee may also make additional adjustments and/or settlements of outstanding Awards as it deems appropriate and consistent with the Plan's purposes.

Notwithstanding the foregoing, for purposes of Sections 8.1(A), 8.1(B), 8.1(C) and 8.1(D), the Committee shall not have any of the foregoing powers to the extent that the mere possession (as opposed to the exercise) of such power would result in adverse tax consequences to any participant under Code Section 409A.

8.2.  In the event of the dissolution or liquidation the Company, whether voluntary or otherwise, that is not a Material Transaction, all outstanding unexercised Stock Options and Stock Appreciation Rights must be exercised, if at all, within the ninety day period commencing on the date specified in Section 8.3 below. All such Awards which become exercisable during the ninety day period commencing on the date specified in Section 8.3 below, shall terminate at the end of such ninety day period to the extent not exercised prior thereto.

8.3. The date specified in this Section 8.3 is the date of the earliest to occur of the following events:

(i)  the entry, in a court having jurisdiction, of an order that the Company be liquidated or dissolved;

(ii)  adoption by the stockholders of the Company of a resolution resolving that the Company be liquidated or dissolved voluntarily; or

(iii)  adoption by the stockholders of the Company of a resolution to the effect that the Company cannot, by reason of its liabilities, continue its business and that it is advisable to liquidate or dissolve the Company. Notwithstanding anything herein to the contrary, in no event may any option granted hereunder be exercised after the expiration of the term of such option.

9. Further Conditions.

Each Award granted under the Plan shall be subject to the requirement that if at any time the Committee shall determine, in its absolute discretion, that it is necessary or desirable as a condition of, or in connection with the grant and/or issuance of Award or the exercise thereof, to effect or obtain, as the case may be:

(i)  the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law;

(ii)  the consent or approval of any governmental body;

(iii)  any investment representation or agreement by the individual desiring to be issued or to exercise an Award granted under the Plan; or

(iv)  an opinion of counsel for the Company,

then, no Award may be issued or exercised, as the case may be, in whole or in part unless such listing, registration, qualification, consent, approval, investment or representation agreement or opinion shall have been effected or obtained, as the case may be, free of any condition not acceptable to the Board or the Committee.

10. Exchange and Buyout of Awards.

10.1. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards.

10.2. The Committee may, at any time or from time to time, authorize the Company to buy from a participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the participant may agree.

11. Termination, Modification and Amendment.

11.1  The Plan (but not Awards previously granted under the Plan) shall terminate on, and no Awards shall be granted after, the tenth anniversary of its adoption by the Board; provided that the Board may at any time terminate the Plan prior thereto upon the adoption of a resolution of the Board.

11.2 The Board shall have complete power and authority to modify or amend the Plan in whole or in part and from time to time in such respects as it shall deem advisable; provided, however, that the Board shall not, without the approval of the votes represented by a majority of the outstanding Common Stock of the Company present or represented and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the Company's jurisdiction of incorporation or by the written consent of stockholders owning stock representing a majority of the votes of the Company's outstanding stock entitled to vote:

(i)  increase the number of Shares available for the grant of Awards under Section 1 of the Plan (except as provided in Section 7);

(ii)  extend the term of the Plan or the period during which Awards may be granted or exercised;

(iii)  reduce the Stock Option price below 100% (110% in the case of an Incentive Stock Option granted to a 10% Holder) of the Fair Market Value of the Shares issuable upon exercise of Stock Options at the time of the granting thereof, other than to change the manner of determining the Fair Market Value thereof;

(iv)  alter the maximum number of Shares available for the grant of Awards in the form of Incentive Stock Options and Restricted Stock;

(v)  materially increase the benefits accruing to participants under the Plan;

(vi)  modify the requirements as to eligibility for participation in the Plan;

(vii)  modify the nature of the Awards which may be granted under the Plan;

(viii)  with respect to Stock Options which are Incentive Stock Options, amend the Plan in any respect which would cause such Stock Options to no longer qualify for Incentive Stock Option treatment pursuant to the Code; and

(ix) alter the provisions set forth in Section 6.3(H) with respect to minimum vesting schedules relating to Awards in the form of Restricted Stock.

No termination or amendment of the Plan shall, without the consent of the individual participant, adversely affect the rights of such participant under an Award theretofore granted to such participant.

12. Taxes.

The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any Awards granted under the Plan. The Company may further require notification from the participants upon any disposition of Common Stock acquired pursuant to the Awards granted hereunder.

13. Effectiveness Of The Plan.

The Plan shall become effective immediately upon its approval and adoption by the Board, subject to approval by a majority of the votes of the outstanding shares of capital stock of the stockholders of the Company cast at any duly called annual or special meeting of the Company's stockholders held within one year from the date of Board adoption and approval.

14. Designation of Beneficiary by Participant.

A participant may designate one or more beneficiaries to receive any rights and payments to which such participant may be entitled in respect of any option granted under the Plan in the event of such participant’s death. Such designation shall be on a written form acceptable to and filed with the Committee. The Committee shall have the right to review and approve beneficiary designations. A participant may change the participant’s beneficiary(ies) from time to time in the same manner as the original designation, unless such participant has made an irrevocable designation. Any designation of beneficiary under the Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee. If no designated beneficiary survives the participant and is living on the date on which any right or amount becomes payable to such participant’s beneficiary(ies), such payment will be made to the legal representatives of the participant’s estate, and the term “beneficiary” as used in the Plan shall be deemed to include such person or persons. If there is any question as to the legal right of any beneficiary to receive a distribution under the Plan, the Committee may determine that the amount in question be paid to the legal representatives of the estate of the participant, in which event the Company, the Committee, the Board and the Committee and the members thereof will have no further liability to any person or entity with respect to such amount.

15. Certificates.

All Shares delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements promulgated under such laws or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and each stock certificate evidencing such Shares and other certificates shall have the appropriately legend.

16. Securities Law and Other Regulatory Compliance.

16.1. The issuance of Awards under the Plan will not be effective unless such issuance is made in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of issuance/grant and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver stock certificates for Shares under this Plan prior to:

(i) obtaining any approvals from governmental agencies that the Committee determines are necessary or advisable; and/or

(ii) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Committee determines to be necessary or advisable.

16.2. The Company will be under no obligation to register the Shares under the Securities Act of 1933, as amended, or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

17. No Obligation to Employ.

The Plan shall not constitute a contract of employment and nothing in this Plan shall confer or be deemed to confer on any participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Subsidiary or affiliate of the Company or limit in any way the right of the Company or any Subsidiary or affiliate of the Company to terminate the participant’s employment or other relationship at any time, with or without cause.

18. Non-exclusivity of the Plan.

Neither the adoption of the Plan by the Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board or the Committee to adopt such additional compensation arrangements as the Board may deem desirable, including, without limitation, the granting of Stock Options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

19. Miscellaneous Provisions.

19.1. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among Eligible Persons under the Plan, whether or not such Eligible Persons are similarly situated.

19.2 No Shares, other Company securities or property, other securities or property, or other forms of payment shall be issued hereunder with respect to any option granted under the Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

19.3. It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3.

19.4. The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding the grant of Stock Options hereunder or any Shares issued pursuant hereto as may be required by Section 13 or 15(d) of the Exchange Act (or any successor provision) or any other applicable statute, rule or regulation.

19.5. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and Awards granted under the Plan and any agreements in connection therewith, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

AskMeNow, Inc.
26 Executive Park
Suite 250
Irvine, California 92614

PROXY	PROXY
Series A Preferred Stock	Series A Preferred Stock

For the Annual Meeting of Stockholders
August 1, 2007

The undersigned stockholder of AskMeNow, Inc. hereby appoints Darryl Cohen attorney, agent and proxy, with full power of substitution, to vote all of the shares of Series A Preferred Stock, $.01 par value, the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Wednesday, August 1, 2007 at 10:00 a.m. (local time) at the principal executive office of the Company located at 26 Executive Park, Suite 250, Irvine, California, 92614, and at any adjournments thereof, in the manner indicated herein and in his discretion on any other business which may properly come before said meeting, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for said meeting, receipt of which is hereby acknowledged.

THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED AS SPECIFIED BELOW. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF EACH OF THE PROPOSALS LISTED, INCLUDING FOR THE ELECTION OF DIRECTORS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO EXERCISE.

Please mark votes as in this example using dark ink only: ☒

1A.	Election of three (3) directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

Darryl Cohen
Alan Smith
Sandro Sordi

For All	Withhold All	For All Except

☐	☐	☐

(Instructions: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) above.)

2A.
Elimination of the voting rights of the Series A Preferred Stock set forth in the Company’s Certificate of Incorporation (as amended and restated to date) pursuant to the Second Amended and Restated Certificate of Incorporation.

For	Against	Abstain

☐	☐	☐

1

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof, if such business was not known to the Board of Directors prior to the solicitation of this proxy.

Date:_________________________________________, 2007

Signature(s)________________________________________________________________________________________________________

__________________________________________________________________________________________________________________

Please sign exactly as name(s) appear hereon. Please sign, date and return the proxy promptly in the enclosed envelope. When signing as attorney, administrator, trustee, or guardian, please give full title. If the signature is for a corporation, please sign in full corporate name by an authorized officer. If the shares are registered in more than one name, all holders must sign.

Fold and Detach Here

Your vote is important!
Please sign, date and return the Proxy promptly
in the enclosed envelope.

2

AskMeNow, Inc.
26 Executive Park
Suite 250
Irvine, California 92614

PROXY	PROXY
Series B Preferred Stock	Series B Preferred Stock

For the Annual Meeting of Stockholders
August 1, 2007

The undersigned stockholder of AskMeNow, Inc. hereby appoints Darryl Cohen attorney, agent and proxy, with full power of substitution, to vote all of the shares of Series B Preferred Stock, $.01 par value, the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Wednesday, August 1, 2007 at 10:00 a.m. (local time) at the principal executive office of the Company located at 26 Executive Park, Suite 250, Irvine, California, 92614, and at any adjournments thereof, in the manner indicated herein and in his discretion on any other business which may properly come before said meeting, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for said meeting, receipt of which is hereby acknowledged.

THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED AS SPECIFIED BELOW. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF EACH OF THE PROPOSALS LISTED, INCLUDING FOR THE ELECTION OF DIRECTORS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO EXERCISE.

Please mark votes as in this example using dark ink only: ☒

1B.	Election of three (3) directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

Darryl Cohen
Alan Smith
Sandro Sordi

For All	Withhold All	For All Except

☐	☐	☐

(Instructions: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) above.)

2B.
Elimination of the voting rights of the Series B Preferred Stock set forth in the Company’s Certificate of Incorporation (as amended and restated to date) pursuant to the Second Amended and Restated Certificate of Incorporation.

For	Against	Abstain

☐	☐	☐

1

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof, if such business was not known to the Board of Directors prior to the solicitation of this proxy.

Date:_________________________________________, 2007

Signature(s)________________________________________________________________________________________________________

__________________________________________________________________________________________________________________

Please sign exactly as name(s) appear hereon. Please sign, date and return the proxy promptly in the enclosed envelope. When signing as attorney, administrator, trustee, or guardian, please give full title. If the signature is for a corporation, please sign in full corporate name by an authorized officer. If the shares are registered in more than one name, all holders must sign.

Fold and Detach Here

Your vote is important!
Please sign, date and return the Proxy promptly
in the enclosed envelope.

2

AskMeNow, Inc.
26 Executive Park
Suite 250
Irvine, California 92614

PROXY	PROXY
Common Stock	Common Stock

For the Annual Meeting of Stockholders
August 1, 2007

The undersigned stockholder of AskMeNow, Inc. hereby appoints Darryl Cohen attorney, agent and proxy, with full power of substitution, to vote all of the shares of Common Stock, $.01 par value, the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Wednesday, August 1, 2007 at 10:00 a.m. (local time) at the principal executive office of the Company located at 26 Executive Park, Suite 250, Irvine, California, 92614, and at any adjournments thereof, in the manner indicated herein and in his discretion on any other business which may properly come before said meeting, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for said meeting, receipt of which is hereby acknowledged.

THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED AS SPECIFIED BELOW. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF EACH OF THE PROPOSALS LISTED, INCLUDING FOR THE ELECTION OF DIRECTORS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO EXERCISE.

Please mark votes as in this example using dark ink only: ☒

1.	Election of three (3) directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

Darryl Cohen
Alan Smith
Sandro Sordi

For All	Withhold All	For All Except

☐	☐	☐

(Instructions: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) above.)

2.
Approval and adoption of the Second Amended and Restated Certificate of Incorporation that (a) increases the number of authorized shares of common stock, $.01 par value, of the Company from 100,000,000 shares to 300,000,000 shares, (b) eliminates the Class B and Class D common stock of the Company and all related provisions, (c) eliminates the Series E, Series F, Series G, Series I and Series L preferred stock of the Company and all related provisions, and (d) eliminates the voting provisions relating to the Company’s existing Series A and Series B preferred stock.

For	Against	Abstain

☐	☐	☐

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3.	Approval of the Company’s 2006 Employee Stock Incentive Plan (as amended).

For	Against	Abstain

☐	☐	☐

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof, if such business was not known to the Board of Directors prior to the solicitation of this proxy.

Date:_________________________________________, 2007

Signature(s)________________________________________________________________________________________________________

__________________________________________________________________________________________________________________

Please sign exactly as name(s) appear hereon. Please sign, date and return the proxy promptly in the enclosed envelope. When signing as attorney, administrator, trustee, or guardian, please give full title. If the signature is for a corporation, please sign in full corporate name by an authorized officer. If the shares are registered in more than one name, all holders must sign.

Fold and Detach Here

Your vote is important!
Please sign, date and return the Proxy promptly
in the enclosed envelope.

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